SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK INVESTMENT TRUST II
(Name of Registrant as Specified in Its Charter)

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Important Information

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST III
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK SERIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK INVESTMENT TRUST	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK INVESTMENT TRUST II	JOHN HANCOCK TAX-EXEMPT SERIES FUND

September 25, 2012

Dear Shareholder:

I am writing to ask for your assistance with an important matter involving your investment in one or more John Hancock funds (the “Funds”) which are series of the trusts listed above (the “Trusts”). You are being asked to vote on a proposal regarding the election of the Trustees that oversee the Fund(s) in which you are a shareholder. Enclosed with this letter you will find proxy materials which provide important details on the election of your Fund(s)’ Board of Trustees including instructions on how to cast your vote. I encourage you to please read the attached materials in their entirety and if you have any questions, please don’t hesitate to contact us at the number outlined at the bottom of this letter.

Election of Trustees

The following summarizes the proposed election of Trustees on which you are being asked to vote. Please note that this proposal is considered a routine item and is not expected to have any material effect on the manner in which any Fund is managed or on its current investment objective.

You are being asked to elect thirteen Trustees as members of the Board of Trustees of each Trust. Currently the funds offered by John Hancock are overseen by two separate Boards of Trustees. The Board of Trustees that oversees your Fund(s) is proposing to combine with the Board overseeing the other John Hancock funds. A consolidation of the oversight of the John Hancock funds under one Board is expected to result in (1) efficiencies in oversight by reducing the number of board meetings held each year, eliminating the need for separate boards to consider and review similar matters, and (2) efficiencies, consistencies, and potential cost savings in the operations of your Fund(s), due to a single board approaching all funds from a unified perspective. A single Board with members from both existing Boards also will preserve the continuity of current Board leadership and institutional history, while benefitting from additional members’ expertise, experiences and insight.

Your Vote Matters!

After careful consideration, each Board has unanimously approved the proposal and recommends that shareholders vote “FOR” its approval, but the final approval requires your vote. No matter how large or small your Fund holdings, your vote is important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

For your convenience, you may vote one of three ways:

1)	via telephone by calling the number listed on your proxy card(s),

2)	via mail by returning the enclosed voting card(s) or

3)	via the Internet by visiting www.proxyvote.com and entering your control number.

I am confident that the proposed change will help us better serve all of the Funds’ shareholders. If you have questions, please call a John Hancock Funds Customer Service Representative at 1-800-225-5291 Monday-Thursday between 8:00 A.M. and 7:00 P.M., Eastern Time and Friday between 8:00 A.M. and 6:00 P.M., Eastern Time. I thank you for your time and your prompt vote on these matters.

Sincerely,

Hugh McHaffie

President

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTMENT TRUST III

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SERIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-EXEMPT SERIES FUND

(the “Trusts”)

601 Congress Street

Boston, Massachusetts 02210

Notice of Special Joint Meeting of Shareholders

To the Shareholders of the Trusts:

Notice is hereby given that a Special Joint Meeting of Shareholders of all of the investment portfolios (the “Funds”) of each of the Trusts will be held at 601 Congress Street, Boston, Massachusetts 02210, on November 15, 2012 at 2:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Funds involved in the Meeting are listed on the front cover of the Proxy Statement. The Meeting will be held for the following purposes:

Proposal 1    Election of thirteen nominees as members of each Board of Trustees of the applicable Trust.

All shareholders of each Trust will vote separately on Proposal 1.

Any other business that may properly come before the Meeting.

Each Board of Trustees of the Trusts recommends that shareholders vote “FOR” the election of all of the nominees.

Each shareholder of record at the close of business on September 6, 2012 is entitled to receive notice of and to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on November 15, 2012.

The proxy statement is available at www.proxyvote.com.

Sincerely,

Thomas M. Kinzler

Secretary

Boston, Massachusetts

September 25, 2012

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;

(ii)	following the touch-tone telephone voting instructions found below; or

(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts:   Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts:   Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s). Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the “control number” found on your proxy card(s).

Follow the instructions on the Web site. Please call the toll-free number indicated on your proxy card(s) if you have any problems.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTMENT TRUST III

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SERIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-EXEMPT SERIES FUND

(the “Trusts”)

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 15, 2012

JOHN HANCOCK BOND TRUST	JOHN HANCOCK INVESTMENT TRUST II
John Hancock Government Income Fund	John Hancock Financial Industries Fund
John Hancock High Yield Fund	John Hancock Regional Bank Fund
John Hancock Investment Grade Bond Fund	John Hancock Small Cap Equity Fund
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST III
John Hancock California Tax-Free Income Fund	John Hancock Greater China Opportunities Fund
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
John Hancock Classic Value Fund	John Hancock High Yield Municipal Bond Fund
John Hancock U.S. Global Leaders Growth Fund	John Hancock Tax-Free Bond Fund
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SERIES TRUST
John Hancock Money Market Fund	John Hancock Mid Cap Equity Fund
JOHN HANCOCK INVESTMENT TRUST	JOHN HANCOCK SOVEREIGN BOND FUND
John Hancock Balanced Fund	John Hancock Bond Fund
John Hancock Global Opportunities Fund	JOHN HANCOCK STRATEGIC SERIES
John Hancock Large Cap Equity Fund	John Hancock Income Fund*
John Hancock Small Cap Intrinsic Value Fund	JOHN HANCOCK TAX-EXEMPT SERIES FUND
John Hancock Sovereign Investors Fund	John Hancock Massachusetts Tax-Free Income Fund
John Hancock New York Tax-Free Income Fund

*	Effective June 29, 2012, John Hancock Strategic Income Fund changed its name to John Hancock Income Fund.

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTMENT TRUST III

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SERIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-EXEMPT SERIES FUND

(the “Trusts”)

601 Congress Street

Boston, Massachusetts 02210

PROXY STATEMENT

SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 15, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of each Trust (each a “Board” and collectively the “Boards” or “Trustees”) of proxies to be used at a Special Joint Meeting of shareholders of the Trusts to be held at 601 Congress Street, Boston, Massachusetts 02210, on November 15, 2012 at 2:00 P.M., Eastern Time (the “Meeting”). Pursuant to the Agreement and Declaration of Trust of each Trust (the “Declaration of Trust”), each Board has designated September 6, 2012 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of Trusts held. This Proxy Statement is first being sent to shareholders on or about September 28, 2012.

Each of the Trusts is an open-end management investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of each of the 12 Trusts being offered as of the Record Date were divided into series corresponding to a combined total of 23 portfolios (each a “Fund”). The Funds are named on the cover of this Proxy Statement.

Investment Management. John Hancock Advisers, LLC (“JHA” or the “Adviser”) serves as investment adviser for each Trust and each of the Funds. Pursuant to an investment advisory agreement with each Trust, the Adviser is responsible for, among other things, administering the business and affairs of the Funds and selecting, contracting with, compensating and monitoring the performance of the investment subadvisers that manage the investment and reinvestment of the assets of the Funds pursuant to subadvisory agreements with the Adviser. JHA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Each of the subadvisers to the Funds is also registered as an investment adviser under the Advisers Act or is exempt from such registration.

The Distributor.    John Hancock Funds, LLC (the “Distributor”) serves as each Fund’s distributor.

The offices of JHA and the Distributor are located at 601 Congress Street, Boston, Massachusetts 02210, and their ultimate parent entity is Manulife Financial Corporation (“MFC” or “Manulife Financial”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and primarily as “John Hancock” in the United States.

PROPOSAL 1 — ELECTION OF THIRTEEN NOMINEES AS MEMBERS OF EACH BOARD OF TRUSTEES OF THE APPLICABLE TRUST

(All Funds)

Shareholders are being asked to elect each of the individuals listed below (the “Nominees”) as a member of the Board of Trustees of their Trust. Each of Hugh McHaffie, John A. Moore, and John G. Vrysen currently serves as a Trustee, but has not been re-nominated for election because he will not serve as a Trustee beyond 2012. Effective as of the date following their last day of service, each Board will consist of thirteen members.

The funds in the John Hancock Fund Complex (as defined below) currently are overseen by two separate groups of trustees comprised of different individuals. One of these groups consists of the Trustees who comprise the boards that oversee the series of the Trusts and John Hancock Funds III as well as ten closed-end funds and the other group consists of trustees who comprise the boards that oversee John Hancock Funds II and John Hancock Variable Insurance Trust. Each board, including the Boards of the Trusts, separately has determined that it is in the best interests of each of the respective John Hancock funds that such board oversees to consolidate oversight of the funds by aligning the membership of the Boards with the membership of the other boards so that all funds in the John Hancock Fund Complex are overseen by the same group of trustees. In order to accomplish this, the current Trustees have nominated and proposed for election a slate of candidates that includes trustees from each separate group of trustees and representatives from senior management of Manulife Financial. Four of these candidates currently serve as Trustees of the Trusts and nine candidates do not currently hold such office. The group of current Trustees re-nominated for election consists of William H. Cunningham, Deborah C. Jackson, Steven R. Pruchansky and Gregory A. Russo. The group of trustees newly nominated for election that do not currently serve as Trustees of the Trusts, but do currently serve as trustees of other funds in the John Hancock Fund Complex, consists of Charles L. Bardelis, James R. Boyle, Peter S. Burgess, Grace K. Fey, Theron S. Hoffman, Hassell H. McClellan and James M. Oates. The final two Nominees, Warren A. Thomson and Craig Bromley, currently do not serve as trustees of any of the funds in the John Hancock Fund Complex. As discussed in detail below, Mr. Thomson is a senior executive of Manulife Financial, the parent company of the Funds’ Adviser, and Mr. Bromley heads Manulife Financial’s United States operations and is President of John Hancock Financial Services. If elected, Messrs. Thomson and Bromley, along with Mr. Boyle, will serve as “interested” Trustees on the newly constituted boards.

In evaluating the consolidation of the oversight of the John Hancock funds under a single group of trustees, both groups of trustees considered that the separate boards often review the same or substantially similar policy matters, contractual arrangements and other matters for their respective funds. Each of the John Hancock funds’ boards, including the Boards of the Trusts, concluded that alignment of the boards is expected to result in: (i) efficiencies, consistencies and potential cost savings due to a single group of trustees overseeing all funds in the complex, including potential economies of scale from the spreading out of certain fixed costs over a larger pool of assets, and by eliminating the need for two separate groups of trustees to prepare for and hold separate regular board meetings each quarter to consider and review similar board agenda items; (ii) uniformity in policies and procedures across the John Hancock Fund Complex concerning substantially similar matters; (iii) alignment of board resources in areas such as compliance, regulatory and risk management oversight; and (iv) enhanced oversight of portfolio operations throughout the John Hancock Fund Complex, including fund performance monitoring and fund contract and fee reviews. The boards of the John Hancock funds, including the Boards of the Trusts, concluded that a single group of trustees serving on all boards in the John Hancock Fund Complex and consisting of members of both existing groups of trustees as well as representatives from Manulife Financial’s senior management would preserve the continuity of current board leadership and institutional history, while allowing the Trusts and the Boards to benefit from additional members’ expertise, experiences and insight.

At a meeting held on July 31, 2012, the Nominating, Governance and Administration Committee of the Boards considered the proposed slate of Trustee candidates and determined to recommend to the full Boards the election or re-election of the Nominees, as applicable, to the Boards of the Trusts. Acting on that recommendation, the Boards approved those nominations and called a meeting of shareholders to allow shareholders of the Trusts to vote on the election or re-election, as applicable, of the Nominees to the Boards.

If elected, any newly elected Trustees will join the Trusts’ Boards on or about December 1, 2012. To further align the boards that oversee the operations of the John Hancock Fund Complex, the other John Hancock fund boards also have nominated for election each of the Nominees below as members of each respective board effective on or about December 1, 2012.

Because the Trusts do not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the Nominees. If, prior to the Meeting, any Nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the Nominees have consented to being named in this Proxy Statement and to serve if elected. The Trusts know of no reason why any Nominee would be unable or unwilling to serve if elected.

Information Concerning Trustees and Nominees

The business and affairs of each Trust, including those of the relevant Funds, are managed under the direction of each Board. The following table presents certain information regarding the current Trustees, as well as Nominees who are not currently serving as Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Nominee and Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Nominee or Trustee who is an “interested person” (as defined in the 1940 Act) of a Trust (collectively, the “Non-Independent Trustees”) and each Nominee or Trustee who is not an interested person of a Trust (collectively, the “Independent Trustees”).

As stated above, the 12 Trusts have a combined total of 23 separate Funds, and each Trustee oversees all of the Funds. In addition to the Funds, the Trustees and Nominees (other than Messrs. Bromley and Thomson) also oversee other funds advised by the Adviser or the Adviser’s affiliates (collectively with the Funds, the “John Hancock Fund Complex”). As of June 30, 2012, the John Hancock Fund Complex consisted of 244 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (101 funds); John Hancock Funds II (“JHF II”) (97 Funds); John Hancock Funds III (“JHF III”) (13 funds); and 33 other John Hancock funds (including the 23 Funds included in this proxy). Each Nominee’s business address is 601 Congress Street, Boston, Massachusetts 02210.

Non-Independent Trustees/Nominees Standing for Election

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/Nominee
James R. Boyle(2) (1959)	Nominee

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005-2010).

Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); former Trustee, John Hancock retail funds(3) (2005-2010).

244(4)

Craig Bromley(2) (1966)	Nominee	President, John Hancock Financial Services; Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005-2012, including prior positions).	244(4)

Warren A. Thomson(2) (1955)	Nominee	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada; Director and Chairman, Manulife Asset Management (since 2001, including prior positions).	244(4)

Independent Trustees/Nominees Standing for Election

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/ Nominee

Charles L. Bardelis (1941)	Nominee

Director, Island Commuter Corp. (marine transport).

Trustee, John Hancock Variable Insurance Trust (since 1988) and John Hancock Funds II (since 2005); former Trustee, John Hancock Funds III (2005–2006).

244(4)

Peter S. Burgess (1942)	Nominee

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); former Director, PMA Capital Corporation (2004–2010).

Trustee, John Hancock Variable Insurance Trust (since 2005) and John Hancock Funds II (since 2005); former Trustee, John Hancock Funds III (2005–2006).

244(4)

William H. Cunningham (1944)	Trustee

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock retail funds(3) (since 1986); former Trustee, John Hancock Funds II (2005-2006).

244(4)

Grace K. Fey (1946)	Nominee

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).

Trustee, John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

244(4)

Theron S. Hoffman (1947)	Nominee

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).

Trustee, John Hancock Variable Insurance Trust (since 2008) and John Hancock Funds II (since 2008).

244(4)

Deborah C. Jackson (1952)	Trustee

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011).

Trustee, John Hancock retail funds(3) (since 2008).

244(4)

Independent Trustees/Nominees Standing for Election

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee/ Nominee

Hassell H. McClellan (1945)	Nominee

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010).

Trustee, John Hancock Variable Insurance Trust (since 2005) and John Hancock Funds II (since 2005); former Trustee, John Hancock Funds III (2005-2006).

244(4)

James M. Oates (1946)	Nominee

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly, Phoenix Mutual Funds) (since 1988).

Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairman of the Board, John Hancock Funds II (since 2005); former Trustee, John Hancock Funds III (2005-2006).

244(4)

Steven R. Pruchansky (1944)	Trustee Chairman (since 2011)

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee (since 1992) and Chairman of the Board (since 2011), John Hancock retail funds.(3)

244(4)

Gregory A. Russo (1949)	Trustee

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock retail funds(3) (since 2008).

244(4)

Non-Independent Trustees Not Standing for Election

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Hugh McHaffie(2)(5) (1959)	Trustee President (since 2012)	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President (since 2012), John Hancock retail funds.(3)	46

John G. Vrysen(2)(5) (1955)	Trustee	Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Operating Officer, John Hancock retail funds(3) (until 2009); Trustee, John Hancock retail funds(3) (since 2009).	46

Independent Trustee Not Standing for Election

Name (Birth Year)	Position(s) with each Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee

John A. Moore(6) (1939)	Trustee Vice Chairman (since 2012)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (1989-2001); Senior Scientist, Sciences International (health research) (2000-2003); former Assistant Administrator & Deputy Administrator, Environmental Protection Agency (1983-1989); Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007). Trustee, John Hancock retail funds(3) (since 1991).	46

(1)	The current Trustees began service as Trustees of the various Trusts in different years, as detailed in the table following the biographical information about the Nominees and Trustees.

(2)	The Nominee or Trustee will be or is a Non-Independent Trustee due to his position with the Adviser and certain of its affiliates.

(3)	“John Hancock retail funds” is comprised of the series of the Trusts, John Hancock Funds III, and ten closed-end funds.

(4)

This Nominee or Trustee has been nominated for election as a member of the Board of Trustees of other funds in the John Hancock Fund Complex. Includes all funds within the John Hancock Fund Complex that would be overseen by the Nominee or Trustee following the consolidation of the two distinct groups of trustees.

(5)	The Trustee will no longer serve as a Trustee beyond 2012.

(6)	Dr. Moore’s term of office as Trustee will end when he retires upon the earlier of the date the Nominees take office, if elected, or December 31, 2012.

Year Each Current Trustee Began Service as a Trustee

	Non-Independent		Independent
	McHaffie	Vrysen	Cunningham	Jackson	Moore	Pruchansky	Russo
Bond Trust	2010	2009	1986	2008	2005	1994	2009
California Tax-Free Income Fund	2010	2009	1989	2008	2005	1994	2009
Capital Series	2010	2009	2005	2008	1996	2005	2009
Current Interest	2010	2009	1986	2008	2005	1994	2009
Investment Trust	2010	2009	1986	2008	2005	1994	2009
Investment Trust II	2010	2009	2005	2008	1991	2005	2009
Investment Trust III	2010	2009	2005	2008	1991	2005	2009
Municipal Securities Trust	2010	2009	1989	2008	2005	1994	2009
Series Trust	2010	2009	1996	2008	2005	1991	2009
Sovereign Bond Fund	2010	2009	2005	2008	1996	2005	2009
Strategic Series	2010	2009	2005	2008	1996	2005	2009
Tax-Exempt Series Fund	2010	2009	2005	2008	1996	2005	2009

Correspondence intended for any of the Nominees or Trustees may be sent to the attention of the individual Nominee or Trustee or to a Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to a Board or individual Nominee or Trustee will be logged and sent to the applicable Board or individual Nominee or Trustee.

Principal Officers Who Are Not Nominees

The following table presents information regarding the current principal officers of the Trusts who are not Nominees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Adviser. Each such officer’s business address is 601 Congress Street, Boston, Massachusetts 02210-2805. All of the Trusts’ officers listed are officers or employees of the Adviser or its affiliates. Some of the Trustees and officers also may be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

Principal Officers Who Are Not Nominees

Name, (Birth Year)	Position(s) with each Trust	Officer since	Principal Occupation(s) During Past 5 Years

Hugh McHaffie (1959)	President Trustee	2012	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee (since 2010) and President (since 2012), John Hancock retail funds(1).

Andrew G. Arnott (1971)	Executive Vice President	2007	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006, including prior positions).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Principal Officers Who Are Not Nominees

Name, (Birth Year)	Position(s) with each Trust	Officer since	Principal Occupation(s) During Past 5 Years

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President, Goldman Sachs (2005–2007).

Salvatore Schiavone (1965)	Treasurer	2010	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions); Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research Company (2005–2007).

(1)	“John Hancock retail funds” is comprised of the series of the Trusts, John Hancock Funds III, and ten closed-end funds.

Additional Information About the Trustees and Nominees

In addition to the description of each Trustee’s and Nominee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Nominee’s and Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the U.S. federal securities laws.

Although each Board’s Nominating, Governance and Administration Committee has general criteria that guides its choice of candidates to serve on the Board (as discussed below under “—Board Committees”), there are no specific required qualifications for Board membership. In considering nominees, although this Committee does not have a formal policy to consider diversity when identifying candidates for the position of Independent Trustee, as a matter of practice, the Committee considers the overall diversity of the Board with respect to backgrounds, professional experience, education, skill, and viewpoint. In addition, as part of its annual self-evaluation, each Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by this Committee in its decision-making process with respect to candidates for the position of Independent Trustee. Each Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Nominee and Trustee represent a diversity of experiences and a variety of complementary skills. Each current Trustee has experience as a Trustee of each Trust, and all of the Nominees (other than Messrs. Bromley and Thomson) have experience as trustees of other John Hancock funds. It is the Trustees’ belief that this allows each Board, as a whole, to oversee the business of the applicable Trust in a manner consistent with the best interests of the Trust’s shareholders. When considering potential nominees to fill vacancies on a Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as Chairman and Director of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to each Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Adviser’s parent company, and positions with other affiliates of the Adviser, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to each Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trusts.

Hugh McHaffie — Through his positions as a senior executive of Manulife Financial’s U.S. Wealth Management division, his prior position as a senior executive of MetLife, and membership in the Society of Actuaries and American Academy of Actuaries, Mr. McHaffie has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to each Board.

John A. Moore — Dr. Moore has management and operational oversight experience from his current and former positions as a senior executive of scientific research organizations and as a senior administrator of the Environmental Protection Agency. He also has oversight and corporate governance experience as a director of a scientific research organization. Dr. Moore, an Independent Trustee, serves as each Board’s Vice Chairman.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trusts.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies. Mr. Pruchansky, an Independent Trustee, serves as each Board’s Chairman.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Senior Executive Vice President and Chief Investment Officer of Manulife Financial, the Adviser’s parent company, Chairman of Manulife Asset Management, and positions with other affiliates of Manulife Financial and the Adviser, Mr. Thomson has experience in the development and management of equity and fixed income investment companies and other investment portfolios, variable annuities and retirement products, enabling him to bring experience to each Board on a wide variety of investment and management issues.

John G. Vrysen — Through his positions as Director, Executive Vice President and Chief Operating Officer of the Adviser, position as a senior executive of Manulife Financial, the Adviser’s parent company, positions with other affiliates of the Adviser, and current and former memberships in the Society of Actuaries, Canadian Institute of Actuaries and American Academy of Actuaries, Mr. Vrysen has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to each Board.

Duties of Trustees; Board Meetings and Board Committees

Each Trust is organized as a Massachusetts business trust. Under each Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of that Trust, including the appointment of advisers and subadvisers. Each Trustee has the experience, skills, attributes or qualifications described above (see “—Principal Occupation(s) and Other Directorships During the Past 5 Years” and “—Additional Information About the Trustees and Nominees” above). Each Board appoints officers who assist in managing the day-to-day affairs of the Trusts. Each Board met six times during the fiscal year ended October 31, 2011, six times during the fiscal year ended March 31, 2012, and seven times during the fiscal year ended May 31, 2012. No Trustee attended fewer than 75% of the aggregate of: (i) the total number of Board meetings; and (ii) the total number of meetings held by all committees on which he or she served. The Funds hold joint meetings of the Trustees and all committees.

Each Board has appointed an Independent Trustee as Chairman. The Chairman presides at meetings of the Trustees and may call meetings of a Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Boards and the identification of information to be presented to each Board with respect to matters to be acted upon by each Board. The Chairman also acts as a liaison with the Trusts’ management, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by a Board from time to time. Each Board also has designated a Vice Chairman to serve in the absence of the Chairman. Except for any duties specified pursuant to a Trust’s Declaration of Trust or By-laws, or as assigned by a Board, the designation of a Trustee as Chairman or Vice Chairman does not impose on that Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on any other Trustee, generally. Each Board has designated a number of standing committees as further described below, each of which has a Chairman. Each Board also designates working groups or ad hoc committees as it deems appropriate.

The Boards believe that this leadership structure is appropriate because it allows each Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and each full Board in a manner that enhances effective oversight. The Boards consider leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Trusts’ operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the John Hancock Fund Complex and the amount of assets that these funds represent. The Boards also believe that having a super-majority of Independent Trustees is appropriate and in the best interest of the Trusts’ shareholders. Nevertheless, the Boards also believe that having interested persons serve on the Boards brings corporate and financial viewpoints that are, in the Boards’ view, helpful elements in each Board’s decision-making process. In addition, the Boards believe that, for the relevant periods of service on the Boards, Messrs. Boyle, Bromley, McHaffie, Thomson and Vrysen, each of whom is a senior executive of the Adviser, Manulife Financial (the Adviser’s parent company), or of other affiliates of the Adviser, have provided, or are expected to provide, the Boards with the Adviser’s perspective in managing and sponsoring the Trusts. The leadership structure of the Boards may be changed, at any time and in the discretion of each Board, including in response to changes in circumstances or the characteristics of each Trust.

Board Committees

Each Board has six standing committees:   the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A; Investment Performance Committee B; and the Contracts & Operations Committee. If the Nominees are elected to a Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the relevant Funds. The composition of each committee also will be considered.

The current membership of each committee is set forth below. As Chairman of each Board, Mr. Pruchansky is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit	Compliance	Nominating, Governance and Administration	Investment Performance A	Investment Performance B	Contracts & Operations
Dr. Moore Mr. Pruchansky Mr. Russo	Mr. Cunningham Ms. Jackson Mr. Russo	All Independent Trustees	Ms. Jackson Mr. Russo Mr. Vrysen	Mr. Cunningham Mr. McHaffie Dr. Moore	All Independent Trustees

Audit Committee. Each Board has an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is comprised of all of the Independent Trustees. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Boards have adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for a Fund, oversees the work of the independent registered public accounting firm in connection with each Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. Mr. Russo serves as Chairman of this Committee. This Committee held six meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end, six meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end, and six meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end.

Compliance Committee. The primary role of this Committee is to oversee the activities of the Trusts’ Chief Compliance Officer (“CCO”); the implementation and enforcement of the Trusts’ compliance policies and procedures; and compliance with each Trust’s and the Independent Trustees’ Codes of Ethics. Mr. Russo serves as Chairman of this Committee. This Committee held four meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end, four meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end, and four meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Non-Independent Trustees and the officers of the Trust are nominated and selected by each Board. Mr. Pruchansky serves as Chairman of this Committee. This Committee held three meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end, three meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end, and three meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end. Each Trust’s Board has adopted a written charter for the Nominating, Governance and Administration Committee. A copy of the charter is included as Appendix A to this Proxy Statement.

In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee generally will apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of each Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Funds and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Independent Trustees seek to achieve a group that reflects a diversity of experiences in respect of industries, professions and other experiences, and that is diversified as to gender and race.

As long as a current Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, each Trust anticipates that the Committee would favor the renomination of a current Independent Trustee rather than a new candidate. Consequently, while this Committee will consider nominees recommended by shareholders to serve as Independent Trustees, the Committee may only act upon such recommendations if there is a vacancy on a Board or the Committee determines that the selection of a new or additional Independent Trustee is in the best interests of a Trust. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate. The Committee has criteria and principles to guide its Trustee selection process, which are set forth in Annex A to the Committee’s charter.

While this Committee is solely responsible for the selection and recommendation to the Boards of Independent Trustee candidates, the Committee may consider nominees recommended by any source, including fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant Trust at 601 Congress Street, Boston, Massachusetts 02210-2805. Recommendations from management may be submitted to the Committee Chairman. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Trust’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for a Board and to serve if elected by shareholders. The Committee’s process for identifying and evaluating nominees to serve as Independent Trustees of the Funds is set forth in Annex A to the Committee’s charter.

Investment Performance Committee A. This Committee monitors and analyzes the performance of certain Trusts generally, consults with the Adviser as necessary if a Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Ms. Jackson serves as Chairman of Investment Performance Committee A. This Committee held seven meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end, seven meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end, and eight meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end.

Investment Performance Committee B. This Committee monitors and analyzes the performance of certain Trusts generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. Mr. Cunningham serves as Chairman of Investment Performance Committee B. This Committee held four meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end and five meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end.

Contracts & Operations Committee. This Committee is comprised of all of the Independent Trustees. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trusts and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. Dr. Moore serves as Chairman of this Committee. As indicated above, Dr. Moore will not serve as a Trustee beyond 2012. This Committee held three meetings during the fiscal year ended October 31, 2011 for Funds with that fiscal year end, four meetings during the fiscal year ended March 31, 2012 for Funds with that fiscal year end, and four meetings during the fiscal year ended May 31, 2012 for Funds with that fiscal year end.

Annually, the Boards evaluate their performance and that of their Committees, including the effectiveness of the Boards’ Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks, financial risks, compliance risks, and operational risks. As part of its overall activities, the Boards oversee the management of the Funds’ risk management structure by various departments of the Adviser, including: Investment Management Services Group (which oversees the Funds’ subadvisers and investment management operations) (“IMS”), Fund Administration, Legal, the Product Group (which oversees new product development and marketplace positioning), and Internal Audit; as well as by the Trusts’ CCO. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. The Adviser’s risk management program is part of the overall risk management program of John Hancock, the Adviser’s parent company. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program.

While the Adviser has responsibility for identifying and managing the Funds’ exposure to risk on a daily basis, the Boards play an active role in overseeing the processes established to assess, monitor and mitigate that exposure. The Boards, acting through their Committees, have charged the Adviser with (i) identifying events or circumstances, the occurrence of which could have adverse effects on the Funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate business and market conditions continuously in order to facilitate the identification and implementation of processes and controls described in (i) and (ii) above. The Boards, directly and indirectly through their Committees, routinely discuss with management the significant risks facing the Funds and review the processes and controls in place to address those risks. The Boards regularly receive materials and information, including in-depth and in-person presentations from third-party experts, with respect to specific areas of risk, and the Boards engage in comprehensive analyses and dialogues regarding those risks. Because the day-to-day operations and activities of the Funds are carried out by or through the Adviser and other service providers, the Boards recognize that it is not possible for them to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

Each Board discharges risk oversight as part of its overall activities, with the assistance of its Investment Performance, Audit, Compliance, and Contracts & Operations Committees. The Committee system facilitates the timely and efficient consideration of matters by the Boards, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Adviser communicate with the Chairman of the Boards, the relevant Committee Chair or the Trusts’ CCO, who is directly accountable to the Boards. As appropriate, the Chairman of the Boards and the Committee Chairs confer among themselves, with the Trusts’ CCO, the Adviser, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion with management.

The Audit Committee assists each Board in reviewing with the independent auditors, at various times throughout the year, matters relating to financial reporting matters. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trusts).

Investment Performance Committee A and Investment Performance Committee B assist the Boards in overseeing the significant investment policies of the relevant Funds. The Adviser monitors these policies and may recommend changes in connection with the Funds to these Committees in response to subadviser requests or other circumstances. On a quarterly basis, these Committees review reports from IMS and the Product Group regarding the relevant Fund’s investment performance, which include information about investment risks and how they are managed.

The Compliance Committee assists the Boards in overseeing the activities of the Trusts’ CCO with respect to the compliance programs of the Funds, the Adviser, the subadvisers, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Boards receive and consider the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs. This Committee and the Boards also receive and consider reports from the Trusts’ CCO throughout the year. As part of its oversight responsibilities, the Boards have approved various compliance policies and procedures.

Each of the above Board Committees meets at least quarterly. Each Committee presents reports to the Boards, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Boards also may discuss particular risks that are not addressed in the Committee process. In addition to the Committee meetings, the Adviser’s Risk and Investment Operations Committee, described above, reports periodically to the full Boards on risk management matters. Finally, John Hancock’s Chief Risk Officer, who as noted above supports the Adviser’s risk management program, at a Board’s request will from time-to-time report on risk management matters.

The Contracts & Operations Committee assists the Boards in overseeing the Adviser’s management of the Funds’ operational risks, particularly as it regards vendor management and the quality of services provided by various service providers. This Committee periodically reviews reports from Fund Administration on these issues and discusses its findings with the applicable Board. Among other things, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, this Committee and the Boards receive and review information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial condition and resources.

The Boards also have a Nominating, Governance and Administration Committee that, among other matters, periodically reviews the Boards’ committee structure and the charters of the Boards’ committees, and recommends to the Boards such changes as it deems appropriate. This Committee also coordinates and administers an annual self-evaluation of the Boards that includes a review of its effectiveness in overseeing the number of funds in the John Hancock Fund Complex and the effectiveness of their committee structure. A Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

As stated above, the Adviser also has its own independent interest in risk management. In this regard, the Adviser has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Adviser’s functional departments. This Committee reports periodically to the Boards on risk management matters. The Adviser’s risk management program is part of the overall risk management program of John Hancock. John Hancock’s Chief Risk Officer supports the Adviser’s risk management program, and at a Board’s request will report on risk management matters.

Compensation of Nominees and Trustees

Each Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following tables show the compensation paid to each current Nominee and Independent Trustee for his or her service as a Trustee for the most recently completed fiscal year.

Compensation for Fiscal Year Ended October 31, 2011

Independent Trustee	Capital Series	Investment Trust	Investment Trust II	Investment Trust III	Series Trust	John Hancock Fund Complex*
Current Trustees
Cunningham	$20,383	$51,363	$9,750	$946	$231	$218,071
Jackson	$15,783	$39,647	$8,863	$739	$176	$203,000
Moore	$18,849	$47,428	$10,603	$878	$212	$229,000
Pruchansky	$23,359	$58,943	$13,178	$1,081	$267	$280,149
Russo	$17,965	$45,171	$10,100	$838	$201	$227,000
New Nominees
Bardelis	$0	$0	$0	$0	$0	$270,000
Burgess	$0	$0	$0	$0	$0	$300,000
Fey	$0	$0	$0	$0	$0	$270,000
Hoffman	$0	$0	$0	$0	$0	$270,000
McClellan	$0	$0	$0	$0	$0	$300,000
Oates	$0	$0	$0	$0	$0	$370,000

Compensation for Fiscal Year Ended March 31, 2012

Independent Trustee	Current Interest	John Hancock Fund Complex*
Current Trustees
Cunningham	$3,100	$231,123
Jackson	$3,640	$211,500
Moore	$3,773	$246,500
Pruchansky	$4,670	$300,272
Russo	$3,530	$230,000
New Nominees
Bardelis	$0	$270,000
Burgess	$0	$300,000
Fey	$0	$270,000
Hoffman	$0	$270,000
McClellan	$0	$300,000
Oates	$0	$370,000

Compensation for Fiscal Year Ended May 31, 2012

Independent Trustee	Bond Trust	California Tax-Free Income Fund	Municipal Securities Trust	Sovereign Bond Fund	Strategic Series	Tax-Exempt Series Fund	John Hancock Fund Complex*
Current Trustees
Cunningham	$7,961	$1,746	$4,911	$7,738	$21,557	$1,203	$231,123
Jackson	$9,490	$2,078	$5,868	$9,280	$25,722	$1,435	$211,500
Moore	$9,904	$2,138	$6,020	$9,481	$26,449	$1,474	$246,500
Pruchansky	$12,471	$2,648	$7,449	$11,709	$32,805	$1,824	$300,272
Russo	$9,240	$2,001	$5,633	$8,875	$24,735	$1,379	$230,000
New Nominees
Bardelis	$0	$0	$0	$0	$0	$0	$282,500
Burgess	$0	$0	$0	$0	$0	$0	$300,000
Fey	$0	$0	$0	$0	$0	$0	$282,500
Hoffman	$0	$0	$0	$0	$0	$0	$270,000
McClellan	$0	$0	$0	$0	$0	$0	$300,000
Oates	$0	$0	$0	$0	$0	$0	$382,500

*	This column reflects the aggregate compensation for each fiscal year end paid to each Trustee from the relevant Trust and from each fund in the John Hancock Fund Complex that such Trustee serves. The aggregate compensation may include overlapping amounts reflected in the compensation tables for other fiscal year ends. For example, the “Compensation for Fiscal Year Ended October 31, 2011” reflects aggregate compensation for each month from November 2010 through October 2011. The “Compensation for Fiscal Year Ended May 31, 2012” reflects aggregate compensation for each month from June 2011 through May 2012. Accordingly, the aggregate compensation paid to each Trustee by the John Hancock Fund Complex from June 2011 through October 2011 is reflected in both compensation table totals.

No Trust has a pension or retirement plan for any of its Trustees or officers. Each Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate a Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of October 31, 2011, March 31, 2012 and May 31, 2012, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $247,659, $279,091 and $256,343, respectively; for Dr. Moore was $322,934, $351,007 and $326,270, respectively; and for Mr. Pruchansky was $389,739, $423,646 and $389,411, respectively, under the Plan.

As part of the board consolidation, three of the current members of the Boards are not standing for reelection, including Dr. Moore, an Independent Trustee. If this Proposal is approved, Dr. Moore’s term of office will end in advance of his scheduled retirement date of December 31, 2012. In recognition of his service as an independent member of the Boards and contingent upon the approval by shareholders of a new slate of trustees, the Boards have approved an aggregate payment of $18,500 from the funds in the John Hancock Fund Complex. The payment was calculated based on the amount the Trustee would have received from the John Hancock Fund Complex for attending meetings through his scheduled retirement date. The aggregate payment to Dr. Moore by the Trusts will be $9,239 and each Trust will pay a pro rata share (based on net assets as of July 31, 2012) of the Trusts’ payment as set forth below.

Trust
Bond Trust	$720
California Tax-Free Income Fund	$170
Capital Series	$1,308
Current Interest	$263
Investment Trust	$2,445
Investment Trust II	$762
Investment Trust III	$40
Municipal Securities Trust	$496
Series Trust	$17
Sovereign Bond Fund	$863
Strategic Series	$2,035
Tax-Exempt Series Fund	$120
Total	$9,239
John Hancock Fund Complex	$18,500

Nominee and Trustee Ownership of Shares of the Funds

The tables below set forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Nominee or Trustee, owned beneficially by each Nominee or Trustee as of December 31, 2011. The current value of the funds that the participating Nominees or Independent Trustees have selected under the Plan is included in these tables. For purposes of these tables, beneficial ownership is defined to mean a direct or indirect pecuniary interest. In certain cases, the Nominees or Trustees may not own shares of the John Hancock Fund Complex funds directly; rather, they may own shares beneficially through variable insurance contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0

B -$1 up to and including $10,000

C -$10,001 up to and including $50,000

D -$50,001 up to and including $100,000

E -$100,001 or more

Current Trustees

	Non-Independent		Independent
Fund/ Trustee	McHaffie	Vrysen	Cunningham	Jackson	Moore	Pruchansky	Russo
Balanced Fund	A	C	C	A	D	D	A
Bond Fund	A	C	A	A	C	A	A
California Tax-Free Income Fund	A	A	A	A	A	A	A
Classic Value Fund	A	C	D	A	E	C	A
Financial Industries Fund	A	C	A	A	B	B	A
Global Opportunities Fund	A	C	A	A	D	D	A
Government Income Fund	A	C	A	A	B	B	A
Greater China Opportunities Fund	A	C	A	A	C	B	A
High Yield Fund	A	C	A	A	C	B	A
High Yield Municipal Bond Fund	A	C	A	A	B	A	A
Income Fund	A	C	A	A	C	D	A
Investment Grade Bond Fund	A	C	A	A	B	B	A
Large Cap Equity Fund	A	C	D	A	E	D	A
Massachusetts Tax-Free Income Fund	A	C	A	A	A	A	A
Mid Cap Equity Fund	A	C	A	A	C	C	A
Money Market Fund	A	A	A	A	A	A	A
New York Tax-Free Income Fund	A	A	A	A	A	A	A
Regional Bank Fund	A	C	A	A	B	A	A
Small Cap Equity Fund	A	C	A	A	C	C	A
Small Cap Intrinsic Value Fund	A	C	B	A	C	C	A
Sovereign Investors Fund	A	C	A	A	C	B	A
Tax-Free Bond Fund	A	C	A	A	C	A	A
U.S. Global Leaders Growth Fund	A	C	D	A	B	B	C
John Hancock Fund Complex	E	E	E	E	E	E	E

Nominees

	Non-Independent			Independent
Fund/ Nominee	Boyle	Bromley	Thomson	Bardelis	Burgess	Fey	Hoffman	McClellan	Oates
Balanced Fund	A	A	A	A	A	A	A	A	A
Bond Fund	A	A	A	A	A	A	A	A	A
California Tax-Free Income Fund	A	A	A	A	A	A	A	A	A
Classic Value Fund	A	A	A	A	A	A	A	A	A
Financial Industries Fund	A	A	A	A	A	A	A	A	A
Global Opportunities Fund	A	A	A	A	A	A	A	A	A
Government Income Fund	A	A	A	A	A	A	A	A	A
Greater China Opportunities Fund	A	A	A	A	A	A	A	A	A
High Yield Fund	A	A	A	A	A	A	A	A	A
High Yield Municipal Bond Fund	A	A	A	A	A	A	A	A	A
Income Fund	A	A	A	A	A	A	A	A	A
Investment Grade Bond Fund	A	A	A	A	A	A	A	A	A
Large Cap Equity Fund	A	A	A	A	A	A	A	A	A
Massachusetts Tax-Free Income Fund	A	A	A	A	A	A	A	A	A
Mid Cap Equity Fund	A	A	A	A	A	A	A	A	A
Money Market Fund	A	A	A	A	A	A	A	A	A
New York Tax-Free Income Fund	A	A	A	A	A	A	A	A	A
Regional Bank Fund	A	A	A	A	A	A	A	A	A
Small Cap Equity Fund	A	A	B	A	A	A	A	A	A
Small Cap Intrinsic Value Fund	A	A	B	A	A	A	A	A	A
Sovereign Investors Fund	A	A	A	A	A	A	A	A	A
Tax-Free Bond Fund	A	A	A	A	A	A	A	A	A

Nominees

	Non-Independent			Independent
Fund/Nominee	Boyle	Bromley	Thomson	Bardelis	Burgess	Fey	Hoffman	McClellan	Oates
U.S. Global Leaders Growth Fund	A	A	A	A	A	A	A	A	A
John Hancock Fund Complex	E	A	E	E	E	E	E	E	E

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, Trustee or affiliated person of such Nominee or Trustee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, Trustee or executive officer of the Trusts within the past ten years.

Required Vote

Trustees are elected by a plurality of the votes cast by holders of shares of each Trust present in person or represented by proxy at the Meeting.

Each Board, including all the Independent Trustees of each Trust, recommends that shareholders of each Trust vote “FOR” the election of all of the Nominees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm for each Fund for its current fiscal year and served as such for the prior fiscal year. PwC examines annual financial statements for each Fund, reviews regulatory filings that include those financial statements and provides other audit-related, non-audit, and tax-related services to each Fund. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Audit Fees. These fees represent aggregate fees billed to each Fund for the last two fiscal years (the “Reporting Periods”) for professional services rendered by PwC for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by PwC that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported under “Audit Fees” below. Such fees relate to professional services rendered by PwC for separate audit reports in connection with Rule 17f-2 (under the 1940 Act) security counts and affiliated service provider internal controls review.

Tax Fees.    These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC relate to the review of each Fund’s income tax returns, excise tax calculations and tax distribution requirements.

All Other Fees. These fees for the Reporting Periods relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” below.

Fees Paid to PwC for the Fiscal Years Ended October 31, 2011 and 2010

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2011	2010	2011	2010	2011	2010	2011	2010
Balanced Fund	$33,599	$29,388	$2,238	$347	$3,789	$3,609	$205	$20
Classic Value Fund	$26,857	$25,580	$2,238	$347	$3,352	$3,193	$205	$20
Financial Industries Fund	$27,239	$26,303	$2,238	$347	$2,976	$2,834	$205	$20
Global Opportunities Fund	$25,950	$25,075	$2,238	$347	$2,706	$2,577	$1,316	$1,320
Greater China Opportunities Fund	$27,576	$26,024	$2,238	$347	$3,360	$3,200	$1,316	$1,320
Large Cap Equity Fund	$29,153	$28,365	$2,238	$347	$2,943	$2,803	$205	$20
Mid Cap Equity Fund	$24,809	$23,628	$2,238	$347	$2,605	$2,481	$205	$4,220
Regional Bank Fund	$28,860	$28,085	$2,238	$347	$2,534	$2,413	$205	$20
Small Cap Equity Fund	$27,387	$26,083	$2,238	$347	$2,889	$2,751	$205	$20
Small Cap Intrinsic Value Fund	$25,253	$24,051	$2,238	$347	$2,552	$2,431	$205	$1,320
Sovereign Investors Fund	$28,284	$26,936	$2,238	$347	$2,934	$2,794	$205	$20
U.S. Global Leaders Growth Fund	$25,706	$24,482	$2,238	$347	$3,588	$3,417	$205	$20

Fees Paid to PwC for the Fiscal Years Ended March 31, 2012 and 2011

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2012	2011	2012	2011	2012	2011	2012	2011
Money Market Fund	$26,266	$25,017	$746	$347	$1,687	$1,607	$395	$19

Fees Paid to PwC for the Fiscal Years Ended May 31, 2012 and 2011

	Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
Fund	2012	2011	2012	2011	2012	2011	2012	2011
Bond Fund	$43,795	$36,477	$784	$347	$2,857	$2,721	$200	$182
California Tax-Free Income Fund	$32,813	$28,038	$783	$347	$2,418	$2,303	$199	$182
Government Income Fund	$33,424	$29,220	$784	$347	$2,333	$2,222	$200	$182
High Yield Fund	$48,117	$40,864	$784	$347	$2,619	$2,494	$200	$182
High Yield Municipal Bond Fund	$32,422	$27,666	$783	$347	$2,467	$2,350	$199	$182
Income Fund	$50,207	$40,473	$784	$347	$3,128	$2,979	$1,311	$182
Investment Grade Bond Fund	$32,790	$28,377	$784	$347	$2,474	$2,356	$200	$182
Massachusetts Tax-Free Income Fund	$30,534	$25,867	$783	$347	$2,856	$2,720	$199	$182
New York Tax-Free Income Fund	$30,535	$25,868	$783	$347	$2,856	$2,720	$200	$182
Tax-Free Bond Fund	$33,019	$28,233	$783	$347	$2,389	$2,275	$199	$182

The SEC’s auditor independence rules require that each Trust’s Audit Committee pre-approve: (a) all audit and permissible non-audit services provided by PwC directly to the Fund; and (b) those permissible non-audit services provided by PwC to the Adviser (not including any subadviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund. Each Audit Committee has adopted policies and procedures regarding the pre-approval of audit and non-audit services by PwC. The procedures are designed to assure that these services do not impair PwC’s independence. The procedures also require each Audit Committee to pre-approve non-audit services provided by PwC to Manulife Financial (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Fund, as further assurance that such services do not impair PwC’s independence. The procedures follow two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”); or (2) proposed services require specific pre-approval (“specific pre-approval”). Unless a type of service provided by PwC has received general pre-approval, it will require specific pre-approval by the relevant Audit Committee. The procedures describe the audit, audit-related, tax and all other services that have been pre-approved by an Audit Committee. Each Audit Committee annually reviews these services and the amount of fees for each such service that have been pre-approved. Each Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The procedures identify as prohibited services those services which, if performed by PwC, would result in PwC losing its independence.

The following table shows the aggregate non-audit fees billed by PwC for non-audit services rendered to the Funds, the Adviser and the Affiliated Service Providers for each of the fiscal years noted below.

Non-Audit Fees

Fiscal Year End	2012	2011	2010
March 31	$3,100,396	$1,966,988	n/a
May 31	$3,360,750	$1,936,104	n/a
October 31	n/a	$1,763,690	$3,163,979

During the Reporting Periods, PwC billed no fees that an Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Each Audit Committee has considered whether the provision of non-audit services that were rendered to Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence. For the Reporting Periods, there were no non-audit fees billed by PwC for services rendered to the Affiliated Service Providers.

SHAREHOLDERS AND VOTING INFORMATION

Shares of the Funds are offered to the public, including various institutional investors. Only shares of a particular Fund are entitled to vote on matters that affect only the interests of that Fund.

As of the Record Date, the Class NAV shares of the Funds, as applicable, were held principally by other mutual funds in the John Hancock Fund Complex that operate as funds of funds (the “Funds of Funds”). No Fund of Funds exercises any discretion in voting the shares of the underlying Funds that it holds.

For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of any class of the outstanding shares of a Fund is presumed to “control” that class of shares of the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. Consequently, an entity that is deemed to have the power to vote or dispose of more than 25% of the shares of any class of shares of a Fund will be presumed to control that class of shares of a Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting the shares of underlying Funds, and the power to dispose of the shares resides not with the Funds of Funds or with the Funds but rather with the subadviser to the Fund of Funds as a result of its advisory arrangements. Under these circumstances, the Funds do not view a Fund of Funds as being the beneficial owner of shares of underlying Funds for purposes of the 1940 Act presumption of control.

Information as to the number of shares outstanding for each Fund, and share ownership of each Fund, as of the Record Date or such other recent date as may be indicated, is set forth in Appendix B (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

Each Fund will furnish, without charge, a copy of its most recent annual report and semi-annual report to any shareholder upon request. To obtain a report, please contact the relevant Fund by calling 1-800-225-5291 (TDD — 1-800-554-6713) or by writing to the Fund at 601 Congress Street, Boston, Massachusetts 02210, Attn: Secretary. These reports also are available on the Internet at www.jhfunds.com.

Voting Procedures

Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposal.

Revocation of Proxies.    Proxies may be revoked at any time before the Meeting either (i) by a written revocation received by the Secretary of the Trusts, (ii) by a properly executed later-dated proxy received by the Secretary of the Trusts, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum.    Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of a Trust at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of a Trust’s shares cast at the Meeting, and any adjournment with respect to the proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.”    Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to the proposal. Neither abstentions nor broker non-votes have any effect on the outcome of the election.

Cost of Preparation and Distribution of Proxy Materials.    The costs of the preparation of these proxy materials and their distribution will be borne by the Adviser.

Solicitation of Proxies.    In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by e-mail or in person by the Trustees, officers and employees of a Trust; by personnel of the Adviser, its affiliates, or the transfer agent, John Hancock Signature Services, Inc. (“Signature Services”); or by broker-dealer firms. Signature Services, together with Broadridge Financial Solutions, Inc., a third party solicitation firm, has agreed to provide proxy solicitation services to the Funds at a cost of approximately $12,295. The Adviser will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Fund Voting.    Shares of all Funds of each Trust will vote in the aggregate and not separately by Fund or class of shares with respect to the proposal.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Trusts may also arrange to have votes recorded by telephone by officers and employees of the Trusts or by the personnel of the Adviser, the transfer agent or Signature Services. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

A shareholder will be called on a recorded line at the telephone number in a Trust’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call a Trust’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Follow recorded instructions.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card(s).

•	Enter the “control number” found on your proxy card(s).

•	Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to shareholders residing at the same address, unless such shareholders have notified the applicable Trust of their desire to receive multiple copies of the shareholder reports and other materials that a Trust sends. If you would like to receive an additional copy, please contact the applicable Trust by writing to John Hancock Signature Services, Inc., P.O. Box 55913, Boston, MA 02205-5913, Attn: Michael Heffernan, or by calling 1-800-225-5291. The Trust will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

OTHER MATTERS

The Boards do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trusts are not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of a Trust must be received by the Trust a reasonable time before that Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARDS OF TRUSTEES

September 25, 2012,

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

APPENDICES

PROXY STATEMENT OF

JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTMENT TRUST III

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SERIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-EXEMPT SERIES FUND

SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 15, 2012

Appendix A	Nominating, Governance and Administration Committee Charter

Appendix B	Outstanding Shares and Share Ownership

APPENDIX A

JOHN HANCOCK FUNDS

NOMINATING, GOVERNANCE AND ADMINISTRATION COMMITTEE CHARTER

A.	Composition. The Nominating, Governance and Administration Committee (the “Committee”) shall be composed entirely of Trustees who are “independent” as defined in the rules of the New York Stock Exchange (“NYSE”) and are not “interested persons” (as defined in the Investment Company Act of 1940) of any of the Funds, or of any Fund’s investment adviser, subadviser or principal underwriter (the “Independent Trustees”) who are designated for membership from time to time by the Board of Trustees. The Chairman of the Board shall be a member of the Committee.

B.	Overview. The purpose of the Committee is (1) to make determinations and recommendations to the Board on issues related to (a) the composition and operation of the Board, (b) corporate governance matters applicable to the Independent Trustees, and (c) issues related to complex-wide matters and practices designed to facilitate uniformity and administration of the Board’s oversight of the Funds, and (2) to discharge such additional duties, responsibilities and functions as are delegated to it from time to time.

C.	Specific Responsibilities. The Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall determine:

1.	To identify individuals qualified to serve as Independent Trustees of the Funds, and to consider and determine nominations of individuals to serve as Trustees.

2.	To consider, as it deems necessary or appropriate, the criteria for persons to fill existing or newly created Trustee vacancies. The Committee shall use the criteria and principles set forth in Annex A to guide its Trustee selection process.

3.	To consider and determine the amount of compensation to be paid by the Funds to the Independent Trustees, including incremental amounts, if any, payable to Committee Chairmen, and to address compensation-related matters. The Chairman of the Board has been granted the authority to approve special compensation to Independent Trustees in recognition of any significant amount of additional time and service to the Funds provided by them, subject to ratification of any such special compensation by the Committee at the next regular meeting of the Committee.

4.	To consider and determine the duties and compensation of the Chairman of the Board.

5.	To consider and recommend changes to the Board regarding the size, structure, and composition of the Board.

6.	To evaluate, from time to time, and determine changes to the retirement policies for the Independent Trustees, as appropriate.

7.	To monitor all expenditures and practices of the Board or the Committees or the Independent Trustees not otherwise incurred and/or monitored by a particular Committee, including, but not limited to: directors and officers liability insurance and fidelity bond coverage and costs; association dues, including Investment Company Institute and Mutual Fund Directors Forum membership dues; meeting expenditures and policies relating to reimbursement of travel expenses and expenses associated with offsite meetings; expenses and policies associated with Trustee attendance at educational or informational conferences; publication expenses; expenses of computers and related service charges; and fees of counsel to the Independent Trustees.

8.	To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants that may be engaged by the Board of Trustees, by the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 of any of the Funds or any Fund’s investment adviser, subadviser or principal underwriter, or by the Committee, from time to time, other than as may be engaged directly by another Committee.

9.	To make a recommendation to the Board of Trustees concerning the annual consideration of the agreements relating to legal services.

10.	To periodically review the Board’s committee structure and, in collaboration with the Chairs of the various Committees, the charters of the Board’s committees, and recommend to the Board of Trustees changes to the committee structure and charters as it deems appropriate.

11.	To coordinate and administer an annual self-evaluation of the Board, which will include, at a minimum, a review of its effectiveness in overseeing the number of Funds in the Fund complex and the effectiveness of its committee structure.

12.	To retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential Independent Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.

13.	To report its activities to Board of Trustees and to make such recommendations with respect to the matters described above and other matters as the Committee may deem necessary or appropriate.

14.	To review the Rule 17j-1 Code of Ethics of the Independent Trustees in coordination with the Board of Trustees’ Compliance Committee

D.	Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by the Chairman of the Board or by the Board of Trustees, and will report findings and recommendations to the Board of Trustees, as appropriate.

E.	Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, and making reports to the Board of Trustees, as appropriate.

F.	Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the Funds as it deems desirable.

G.	Evaluation. At least annually, the Committee shall evaluate its performance consistent with the requirements of this charter and report the results to the Board of Trustees.

H.	Review. The Committee shall review this charter periodically and shall recommend changes to the Board of Trustees, as it deems desirable.

ANNEX A

General Criteria

1.	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.	Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Funds and should be willing and able to contribute positively to the decision-making process of the Funds.

3.	Nominees should have a commitment to understand the Funds, and the responsibilities of a trustee/director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

4.	Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds, including shareholders and the management company, and to act in the interests of all shareholders.

5.	Nominees should not have, nor appear to have, a conflict of interest that would impair their ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/trustee.

Application of Criteria to Current Trustees

The renomination of current Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above based on, among other things, the current Trustee’s contribution to the Board and any committee.

Review of Nominations

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.	In nominating candidates who would be Independent Trustees, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person’s character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any Committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; and whether or not the person had any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or subadviser of the Fund, as applicable, Fund service providers, or their affiliates or with Fund shareholders.

3.	While the Committee is solely responsible for the selection and recommendation to the Board of Independent Board candidates, the Committee may consider nominees recommended by any source, including Fund shareholders, management and Committee members, as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the relevant Fund at such address as is set forth in the Fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairperson. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the relevant Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.

4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for Independent Board candidates as it deems necessary or appropriate.

5.	After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

As long as a current Independent Trustee continues, in the opinion of the Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of a current Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as trustees, the Committee may only act upon such recommendations if there is a vacancy on the Board, or the Committee determines that the selection of a new or additional Trustee is in the best interests of the Fund.

APPENDIX B

OUTSTANDING SHARES AND SHARE OWNERSHIP

This table shows, as of the Record Date, the number of shares of each class of each Fund eligible to be voted at the Meeting. Certain Funds have issued Class NAV shares, which are held primarily by other investment companies managed by the Adviser or its affiliates.

Fund	Share Class	Number of Eligible Shares
Balanced Fund	Class A Class B Class C Class I Class R1 Class R2 Class R3 Class R4 Class R5 Class R6	31,013,059.066 4,614,302.193 17,805,188.389 4,390,625.238 160,438.146 6,211.180 1,067,013.288 135,985.402 330,195.458 6,927.564
Bond Fund	Class A Class B Class C Class I Class R2 Class R6	71,151,884.360 2,575,939.018 8,206,904.147 9,980,833.521 6,628.690 126,651.027
California Tax-Free Income Fund	Class A Class B Class C	21,919,065.469 225,727.656 2,826,504.546
Classic Value Fund	Class A Class B Class C Class I Class R1 Class R2 Class R3 Class R4 Class R5 Class R6	26,286,518.348 1,674,128.544 5,135,082.001 54,661,516.530 256,719.532 5,854.801 5,264.722 2,224.199 2,441.577 6,501.951
Financial Industries Fund	Class A Class B Class C Class I	21,569,311.283 1,070,037.443 1,121,547.724 0.000
Global Opportunities Fund	Class A Class B Class C Class I Class NAV Class R2 Class R6	26,598,183.138 1,869,804.579 8,624,901.959 7,975,001.998 503,818.476 6,472.492 6,925.609
Government Income Fund	Class A Class B Class C	31,989,641.322 1,241,533.846 3,778,226.990

Fund	Share Class	Number of Eligible Shares
Greater China Opportunities Fund	Class A Class B Class C Class I Class NAV	2,587,758.736 527,949.708 619,630.535 69,209.152 36,858.423
High Yield Fund	Class A Class B Class C Class I	108,975,031.161 15,024,392.067 37,190,580.109 6,635,602.088
High Yield Municipal Bond Fund	Class A Class B Class C	26,735,336.124 1,148,028.979 7,626,775.359
Income Fund	Class A Class B Class C Class I Class R1 Class R2 Class R3 Class R4 Class R5 Class R6	266,220,063.989 28,162,031.257 116,595,998.450 84,262,570.126 2,108,655.885 15,128.593 567,324.794 415,543.719 1,651,890.224 60,234.906
Investment Grade Bond Fund	Class A Class B Class C Class I	14,815,863.858 1,032,155.872 3,262,819.579 1,147,364.380
Large Cap Equity Fund	Class A Class B Class C Class I Class R1 Class R2 Class R3 Class R4 Class R5 Class R6	35,694,659.190 2,823,330.678 9,715,256.218 8,093,250.267 237,726.050 3,746.722 98,042.822 4,021.767 32,697.190 4,053.506
Massachusetts Tax-Free Income Fund	Class A Class B Class C	8,019,075.726 270,539.881 1,484,321.894
Mid Cap Equity Fund	Class A Class B Class C Class I	1,393,400.505 229,703.009 273,139.751 82,233.048
Money Market Fund	Class A Class B Class C	355,514,284.917 14,546,803.136 19,828,766.023
New York Tax-Free Income Fund	Class A Class B Class C	4,190,126.443 171,315.182 720,575.005
Regional Bank Fund	Class A Class B Class C	36,775,950.497 1,319,533.453 2,112,716.654

Fund	Share Class	Number of Eligible Shares
Small Cap Equity Fund	Class A Class B Class C Class I Class R6	13,898,720.531 931,666.074 1,137,839.259 643,279.494 4,156.276
Small Cap Intrinsic Value Fund	Class A Class B Class C Class I Class NAV Class R6	7,308,452.659 377,201.745 1,722,040.610 1,140,000.296 14,728,050.174 9,000.900
Sovereign Investors Fund	Class A Class B Class C Class I	30,279,238.766 1,097,031.022 982,832.678 1,902,434.832
Tax-Free Bond Fund	Class A Class B Class C	43,258,202.208 753,291.056 4,473,599.780
U.S. Global Leaders Growth Fund	Class A Class B Class C Class I Class R2 Class R6	11,452,733.050 909,277.294 2,378,702.350 3,988,346.123 2,901.915 6,171.579

Set forth below for each Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the Record Date.

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Balanced Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	2,148,135.979	6.93%	Record
Balanced Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,692,889.321	8.68%	Record
Balanced Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	9,549,601.724	30.79%	Record
Balanced Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	363,776.744	7.88%	Record
Balanced Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	365,272.239	7.92%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Balanced Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	460,338.356	9.98%	Record
Balanced Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97BA8 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	545,583.823	11.82%	Record
Balanced Fund	B	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	848,214.255	18.38%	Record
Balanced Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,079,879.144	23.40%	Record
Balanced Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	906,913.290	5.09%	Record
Balanced Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,219,650.555	6.85%	Record
Balanced Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,430,245.490	8.03%	Record
Balanced Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,818,785.788	10.21%	Record
Balanced Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,134,987.136	11.99%	Record
Balanced Fund	C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 970F7 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	2,956,741.763	16.61%	Record
Balanced Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	3,888,898.496	21.84%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Balanced Fund	I	Orchard Trust Co. Ttee Employee Benefits Clients 401k 8515 E Orchard Rd. # 2T2 Greenwood Vlg., CO 80111-5002	229,833.788	5.23%	Record
Balanced Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	479,680.300	10.93%	Record
Balanced Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	610,469.887	13.90%	Record
Balanced Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	641,853.438	14.62%	Record
Balanced Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	692,625.647	15.78%	Record
Balanced Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 99205 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	933,248.837	21.26%	Record
Balanced Fund	R1	Frontier Trust Company FBO Conway Products 401(K) Esp 208681 PO Box 10758 Fargo, ND 58106-0758	10,802.010	6.73%	Beneficial
Balanced Fund	R1	Mid Atlantic Trustco FBO Great Stuff Apparel Inc. 401k Psp & Trust 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	12,676.907	7.90%	Beneficial
Balanced Fund	R1	MG Trust Co. Cust FBO Miller Motor Sales Inc. 401k Ps 700 17th St., Ste. 300 Denver, CO 80202-3531	13,315.462	8.30%	Beneficial
Balanced Fund	R1	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl Jacksonville, FL 32246-6484	20,281.337	12.64%	Record
Balanced Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	6,211.180	100.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Balanced Fund	R3	New York Life Trust Company William Perret Ttee 169 Lackawanna Ave. Parsippany, NJ 07054-1007	960,734.772	90.04%	Beneficial
Balanced Fund	R4	MG Trust Company Trustee Allentown Mack 401(K) Plan & Trust 700 17th St., Ste. 300 Denver, CO 80202-3531	12,161.452	8.94%	Beneficial
Balanced Fund	R4	Counsel Trust DBA MATC FBO Witmer Public Safety Group In 401k Psp & Trust 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	29,004.466	21.33%	Beneficial
Balanced Fund	R4	DWS Trust Co. Ttee Clayton Williams Energy Inc. 401k Plan PO Box 1757 Salem, NH 03079-1143	86,326.589	63.48%	Beneficial
Balanced Fund	R5	NFS LLC FEBO Huntington National Bank FBO EB Accounts 7 Easton Oval # EA4E70 Columbus, OH 43219-6010	22,368.543	6.77%	Beneficial
Balanced Fund	R5	Frontier Trustco FBO LICT Corp Controlled Group D 209504 PO Box 10758 Fargo, ND 58106-0758	288,641.700	87.42%	Record
Balanced Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	6,788.866	98.00%	Record
Bond Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	12,638,483.156	17.76%	Record
Bond Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	136,229.364	5.29%	Record
Bond Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	183,573.274	7.13%	Record
Bond Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	267,012.509	10.37%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Bond Fund	B	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009	295,874.031	11.49%	Record
Bond Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	359,386.134	13.95%	Record
Bond Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C84 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	530,156.351	20.58%	Record
Bond Fund	C	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009	508,361.586	6.19%	Record
Bond Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	514,044.508	6.26%	Record
Bond Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	763,018.101	9.30%	Record
Bond Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	885,143.933	10.79%	Record
Bond Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,095,418.910	13.35%	Record
Bond Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,191,846.399	14.52%	Record
Bond Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,350,440.642	16.45%	Record
Bond Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	699,504.778	7.01%	Record
Bond Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	730,356.822	7.32%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Bond Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,227,422.470	12.30%	Record
Bond Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	1,274,530.326	12.77%	Record
Bond Fund	I	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,155,007.236	21.59%	Record
Bond Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97BK1 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	2,274,591.322	22.79%	Record
Bond Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	6,329.114	95.48%	Record
Bond Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	6,430.868	5.08%	Record
Bond Fund	R6	LA County Sanitation Option Ac C/O ICMA Retirement Corporation 777 N Capitol St. NE Washington, DC 20002-4239	45,051.612	35.57%	Beneficial
Bond Fund	R6	Los Angeles Co. Sanitation Dist C/O ICMA Retirement Corporation 777 N Capitol St. NE Washington, DC 20002-4239	74,973.183	59.20%	Beneficial
California Tax-Free Income Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,217,786.399	5.56%	Record
California Tax-Free Income Fund	A	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 976U2 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,443,535.032	6.59%	Record
California Tax-Free Income Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,745,113.129	7.96%	Record
California Tax-Free Income Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,933,578.119	8.82%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
California Tax-Free Income Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,415,609.097	11.02%	Record
California Tax-Free Income Fund	B	Jean M Disalvo Ttee Dennis C Disalvo Ttee Disalvo 1989 Trust U/A Dtd 09/26/1989 1225 Yew St. San Mateo, CA 94402-3339	12,152.560	5.38%	Beneficial
California Tax-Free Income Fund	B	LPL Financial A/C 3579-9271 9785 Towne Centre Dr. San Diego, CA 92121-1968	29,644.321	13.13%	Record
California Tax-Free Income Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	36,766.466	16.29%	Record
California Tax-Free Income Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	51,170.844	22.67%	Record
California Tax-Free Income Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	257,535.803	9.11%	Record
California Tax-Free Income Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	257,434.608	9.11%	Record
California Tax-Free Income Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	901,344.180	31.89%	Record
Classic Value Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,363,744.931	5.19%	Record
Classic Value Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,736,688.078	6.61%	Record
Classic Value Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,133,737.283	8.12%	Record
Classic Value Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	5,584,115.656	21.24%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Classic Value Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	6,231,538.367	23.71%	Record
Classic Value Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	107,087.634	6.40%	Record
Classic Value Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	162,782.047	9.72%	Record
Classic Value Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	169,841.555	10.15%	Record
Classic Value Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	201,554.437	12.04%	Record
Classic Value Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	271,132.784	16.20%	Record
Classic Value Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	277,883.587	5.41%	Record
Classic Value Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	373,830.357	7.28%	Record
Classic Value Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	499,878.223	9.73%	Record
Classic Value Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	568,904.510	11.08%	Record
Classic Value Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	753,990.560	14.68%	Record
Classic Value Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,180,510.969	22.99%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Classic Value Fund	I	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009	3,333,256.003	6.10%	Record
Classic Value Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	7,218,537.163	13.21%	Record
Classic Value Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	7,256,845.813	13.28%	Record
Classic Value Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 99205 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	7,653,781.748	14.00%	Record
Classic Value Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	17,474,436.098	31.97%	Record
Classic Value Fund	R1	Frontier Trust Company FBO Reliance Network Ret Plan 145666 PO Box 10758 Fargo, ND 58106-0758	15,955.184	6.22%	Beneficial
Classic Value Fund	R1	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	22,910.421	8.92%	Record
Classic Value Fund	R1	Orchard Trust Co. Ttee Employee Benefits Clients 401k 8515 E Orchard Rd. # 2T2 Greenwood Vlg., CO 80111-5002	78,084.042	30.42%	Beneficial
Classic Value Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	5,854.801	100.00%	Record
Classic Value Fund	R3	John Hancock Life Insurance Co. Attn: Kelly A Conway 601 Congress St. Boston, MA 02210-2804	2,224.199	42.25%	Record
Classic Value Fund	R3	Richard Henrikson FBO Hanna Instruments Inc. 401k Psp & Trust 584 Park East Dr. Woonsocket, RI 02895-6148	3,040.523	57.75%	Beneficial

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Classic Value Fund	R4	John Hancock Life Insurance Co. Attn: Kelly A Conway 601 Congress St. Boston, MA 02210-2804	2,224.199	100.00%	Record
Classic Value Fund	R5	MG Trust Co. Cust FBO Advanced Business Communications L 700 17th St., Ste. 300 Denver, CO 80202-3531	162.124	6.64%	Beneficial
Classic Value Fund	R5	John Hancock Life Insurance Co. Attn: Kelly A Conway 601 Congress St. Boston, MA 02210-2804	2,224.199	91.10%	Record
Classic Value Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	6,501.951	100.00%	Record
Financial Industries Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,242,613.363	5.76%	Record
Financial Industries Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,309,401.322	6.07%	Record
Financial Industries Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,560,927.773	7.24%	Record
Financial Industries Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,831,240.658	8.49%	Record
Financial Industries Fund	A	MLPF& S For the Sole Benefit of its Customers ML Ref#1504674256 Attn: Fund Administration 97M23 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	2,766,268.971	12.83%	Record
Financial Industries Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	55,794.170	5.21%	Record
Financial Industries Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	62,240.515	5.82%	Record
Financial Industries Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	64,771.188	5.78%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Financial Industries Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	114,282.812	10.19%	Record
Financial Industries Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	127,573.443	11.37%	Record
Financial Industries Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	175,604.499	15.66%	Record
Financial Industries Fund	C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 974E6 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	267,530.438	23.85%	Record
Global Opportunities Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	2,111,757.261	7.94%	Record
Global Opportunities Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	2,834,224.994	10.66%	Record
Global Opportunities Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	5,351,906.783	20.12%	Record
Global Opportunities Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	8,072,661.478	30.35%	Record
Global Opportunities Fund	B	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	154,448.466	8.26%	Record
Global Opportunities Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	177,123.186	9.47%	Record
Global Opportunities Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	177,181.023	9.48%	Record
Global Opportunities Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	350,256.128	18.73%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Global Opportunities Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	431,946.157	23.10%	Record
Global Opportunities Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	514,131.344	5.96%	Record
Global Opportunities Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	598,263.541	6.94%	Record
Global Opportunities Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	748,430.548	8.68%	Record
Global Opportunities Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	967,617.328	11.22%	Record
Global Opportunities Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,126,302.438	13.06%	Record
Global Opportunities Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,146,975.801	13.30%	Record
Global Opportunities Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,323,273.848	15.34%	Record
Global Opportunities Fund	I	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	408,999.925	5.13%	Record
Global Opportunities Fund	I	Janney Montgomery Scott LLC Exclusive Benefit of Customers 1801 Market St. Philadelphia, PA 19103-1675	492,893.249	6.18%	Record
Global Opportunities Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	964,859.297	12.10%	Record
Global Opportunities Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,041,764.577	13.06%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Global Opportunities Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,361,473.570	17.07%	Record
Global Opportunities Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,462,510.517	18.34%	Record
Global Opportunities Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,484,885.739	18.62%	Record
Global Opportunities Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	6,472.492	100.00%	Record
Global Opportunities Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	6,666.667	96.26%	Record
Government Income Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	88,415.579	7.12%	Record
Government Income Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	113,178.660	9.12%	Record
Government Income Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	202,769.782	16.33%	Record
Government Income Fund	B	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 974U0 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	258,793.788	20.84%	Record
Government Income Fund	C	Charles Schwab & Co. Inc. Special Custody Acct FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	191,723.587	5.07%	Record
Government Income Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	192,869.949	5.10%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Government Income Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	483,822.133	12.81%	Record
Government Income Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	491,409.661	13.01%	Record
Government Income Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,010,960.998	26.76%	Record
Greater China Opportunities Fund	B	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 970F7 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	69,839.678	13.23%	Record
Greater China Opportunities Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	84,590.036	16.02%	Record
Greater China Opportunities Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	118,478.017	22.44%	Record
Greater China Opportunities Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	48,579.848	7.84%	Record
Greater China Opportunities Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	67,815.627	10.94%	Record
Greater China Opportunities Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	74,869.016	12.08%	Record
Greater China Opportunities Fund	C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 974E6 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	113,030.612	18.24%	Record
Greater China Opportunities Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	4,386.673	6.34%	Record
Greater China Opportunities Fund	I	Nationwide Trust Company FSB C/O IPO Portfolio Accounting PO Box 182029 Columbus, OH 43218-2029	4,471.473	6.46%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Greater China Opportunities Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	5,018.852	7.25%	Record
Greater China Opportunities Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	6,092.283	8.80%	Record
Greater China Opportunities Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	17,506.698	25.30%	Record
Greater China Opportunities Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	26,400.880	38.15%	Record
Greater China Opportunities Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	148,368.259	5.73%	Record
Greater China Opportunities Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	222,048.324	8.58%	Record
Greater China Opportunities Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	353,392.042	13.66%	Record
Greater China Opportunities Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	405,685.031	15.68%	Record
High Yield Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	9,989,974.613	9.17%	Record
High Yield Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	10,381,431.422	9.53%	Record
High Yield Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	11,242,521.487	10.32%	Record
High Yield Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	14,097,866.824	12.94%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
High Yield Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	2,158,236.517	5.80%	Record
High Yield Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	3,101,730.330	8.34%	Record
High Yield Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	3,529,958.898	9.49%	Record
High Yield Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	3,815,673.360	10.26%	Record
High Yield Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	3,846,140.107	10.34%	Record
High Yield Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	4,051,978.296	10.90%	Record
High Yield Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5,824,298.219	15.66%	Record
High Yield Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	705,787.829	10.64%	Record
High Yield Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,305,609.596	19.68%	Record
High Yield Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,554,565.922	23.43%	Record
High Yield Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,024,794.312	30.51%	Record
High Yield Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,249,000.715	8.31%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
High Yield Fund	B	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 973R9 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,258,041.815	8.37%	Record
High Yield Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,287,475.278	15.23%	Record
High Yield Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,892,242.113	19.25%	Record
High Yield Municipal Bond Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,977,883.513	7.40%	Record
High Yield Municipal Bond Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,110,634.970	7.89%	Record
High Yield Municipal Bond Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,462,907.785	9.21%	Record
High Yield Municipal Bond Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,602,582.444	9.73%	Record
High Yield Municipal Bond Fund	A	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97DD8 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	2,660,398.423	9.95%	Record
High Yield Municipal Bond Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	5,762,929.972	21.56%	Record
High Yield Municipal Bond Fund	B	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	59,147.187	5.15%	Record
High Yield Municipal Bond Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	65,913.347	5.74%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
High Yield Municipal Bond Fund	B	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 974E6 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	122,587.053	10.68%	Record
High Yield Municipal Bond Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	143,634.930	12.51%	Record
High Yield Municipal Bond Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	216,202.704	18.83%	Record
High Yield Municipal Bond Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	294,343.556	25.64%	Record
High Yield Municipal Bond Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	494,672.612	6.49%	Record
High Yield Municipal Bond Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	567,175.993	7.44%	Record
High Yield Municipal Bond Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	698,525.593	9.16%	Record
High Yield Municipal Bond Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	933,363.183	12.24%	Record
High Yield Municipal Bond Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	1,034,113.660	13.56%	Record
High Yield Municipal Bond Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,091,214.643	14.31%	Record
High Yield Municipal Bond Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,135,863.923	14.89%	Record
Income Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	15,490,346.016	5.82%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Income Fund	A	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	17,359,420.098	6.52%	Record
Income Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	18,246,883.937	6.85%	Record
Income Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	21,187,109.687	7.96%	Record
Income Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	28,811,069.753	10.82%	Record
Income Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	54,055,117.654	20.30%	Record
Income Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,590,732.730	5.65%	Record
Income Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	2,724,941.624	9.68%	Record
Income Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C94 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	3,096,155.573	10.99%	Record
Income Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	5,414,199.040	19.23%	Record
Income Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	5,502,188.070	19.54%	Record
Income Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	6,466,083.378	5.55%	Record
Income Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	7,395,438.126	6.34%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Income Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	8,555,531.167	7.34%	Record
Income Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	9,366,173.029	8.03%	Record
Income Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	11,576,995.087	9.93%	Record
Income Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	13,035,343.141	11.18%	Record
Income Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	14,095,495.989	12.09%	Record
Income Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	19,345,078.590	16.59%	Record
Income Fund	I	Charles Schwab & Co. Inc. Mutual Funds Dept 101 Montgomery St. San Francisco, CA 94104-4151	7,392,186.492	8.77%	Record
Income Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	8,799,894.745	10.44%	Record
Income Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	10,359,139.532	12.29%	Record
Income Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	10,798,934.638	12.82%	Record
Income Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	11,670,347.498	13.85%	Record
Income Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97BK1 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	18,417,143.476	21.86%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Income Fund	R1	MG Trust Company Cust FBO First Tool Corporation 700 17th St., Ste. 300 Denver, CO 80202-3531	108,782.985	5.16%	Record
Income Fund	R1	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	482,935.521	22.90%	Record
Income Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	15,128.593	100.00%	Record
Income Fund	R3	Reliance Trust Company FBO Carnica PO Box 48529 Atlanta, GA 30362-1529	36,824.349	6.49%	Record
Income Fund	R3	NFS LLC FEBO Countybank Trust Services Ttee Presbyterian Home of SC Ret Pl PO Box 3129 Greenwood, SC 29648-3129	51,489.666	9.08%	Record
Income Fund	R3	State Street Corporation Ttee/Cust FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	52,421.227	9.24%	Record
Income Fund	R3	Wells Fargo Bank FBO Various Retirement Plans 9888888836 NC 1151 1525 West Wt Harris Blvd. Charlotte, NC 28288-1076	54,658.612	9.63%	Record
Income Fund	R3	TD Ameritrade Trustco Co# 0063a PO Box 17748 Denver, CO 80217-0748	67,973.338	11.98%	Record
Income Fund	R3	Orchard Trustco LLC FBO Putnam Inv FBO Recordkeeping For Various Benef 8515 E Orchard Rd. # 2T2 Greenwood Vlg., CO 80111-5002	83,088.439	14.65%	Record
Income Fund	R3	DWS Trust Company Ttee The Anderson-Dubose Company 401k Pl Attn: Share Recon Dept 064023 PO Box 1757 Salem, NH 03079-1143	106,760.281	18.82%	Record
Income Fund	R4	Counsel Trust DBA MATC FBO Urology Specialists of West Florida LLP 401 K Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	20,890.837	5.03%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Income Fund	R4	Wilmington Trust Risc As Ttee FBO Viejas Retplan PO Box 52129 Phoenix, AZ 85072-2129	125,865.725	30.29%	Record
Income Fund	R4	State Street Corporation Ttee/Cust FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	181,984.145	43.79%	Record
Income Fund	R5	VRSCO FBO AIGFSB Custodian Trustee FBO Mississippi Baptist Hlth 403b 2929 Allen Pkwy., Ste. A6-20 Houston, TX 77019-7117	251,177.427	15.21%	Record
Income Fund	R5	FIIOC FBO BNY Convergex Group LLC 100 Magellan Way Covington, KY 41015-1999	483,367.290	29.26%	Record
Income Fund	R5	Td Ameritrade Trustco Co# 00pas PO Box 17748 Denver, CO 80217-0748	543,300.343	32.89%	Record
Income Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	15,220.700	25.27%	Record
Income Fund	R6	Frontier Trust Company FBO States Resources Corp Retirement 215473 PO Box 10758 Fargo, ND 58106-0758	39,089.607	64.90%	Record
Investment Grade Bond Fund	A	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009	744,394.597	5.02%	Record
Investment Grade Bond Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	762,966.579	5.15%	Record
Investment Grade Bond Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,091,028.971	7.36%	Record
Investment Grade Bond Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	2,104,170.076	14.20%	Record
Investment Grade Bond Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	95,979.290	9.30%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Investment Grade Bond Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 979E7 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	174,502.847	16.91%	Record
Investment Grade Bond Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	184,227.307	17.85%	Record
Investment Grade Bond Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	201,446.343	19.52%	Record
Investment Grade Bond Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	164,394.584	5.04%	Record
Investment Grade Bond Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	184,136.446	5.64%	Record
Investment Grade Bond Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	226,745.851	6.95%	Record
Investment Grade Bond Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	327,112.956	10.03%	Record
Investment Grade Bond Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	402,184.078	12.33%	Record
Investment Grade Bond Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	461,892.504	14.16%	Record
Investment Grade Bond Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	546,172.391	16.74%	Record
Investment Grade Bond Fund	I	TD Ameritrade Trust Company Att: 0093B PO Box 17748 Denver, CO 80217-0748	71,295.848	6.21%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Investment Grade Bond Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	165,817.499	14.45%	Record
Investment Grade Bond Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 979E2 4800 Deer Lake Dr. E Fl. 2 Jacksonville, FL 32246-6484	168,636.453	14.70%	Record
Investment Grade Bond Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	226,227.975	19.72%	Record
Investment Grade Bond Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	357,234.792	31.14%	Record
Large Cap Equity Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	2,230,993.704	6.25%	Record
Large Cap Equity Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	3,022,767.387	8.47%	Record
Large Cap Equity Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	3,066,580.197	8.59%	Record
Large Cap Equity Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	7,313,474.529	20.49%	Record
Large Cap Equity Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	177,595.544	6.29%	Record
Large Cap Equity Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	214,194.524	7.59%	Record
Large Cap Equity Fund	B	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	251,970.027	8.92%	Record
Large Cap Equity Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	312,314.112	11.06%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Large Cap Equity Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 977S8 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	312,249.365	11.06%	Record
Large Cap Equity Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	430,632.299	15.25%	Record
Large Cap Equity Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	658,662.861	6.78%	Record
Large Cap Equity Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	721,370.061	7.43%	Record
Large Cap Equity Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	739,031.822	7.61%	Record
Large Cap Equity Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	976,274.776	10.05%	Record
Large Cap Equity Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,598,809.876	16.46%	Record
Large Cap Equity Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	2,361,817.193	24.31%	Record
Large Cap Equity Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	431,986.406	5.34%	Record
Large Cap Equity Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,069,277.628	13.21%	Record
Large Cap Equity Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	1,248,613.981	15.43%	Record
Large Cap Equity Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,442,609.053	17.82%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Large Cap Equity Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,471,581.017	18.18%	Record
Large Cap Equity Fund	I	Teachers Defined Cont Ret Plan Ttee FBO West Virginia Teachers DCP C/O Fascore LLC 8515 E Orchard Rd. # 2T2 Greenwood Vlg., CO 80111-5002	1,603,465.010	19.81%	Record
Large Cap Equity Fund	R1	PIMS/Prudential Retirement As Nominee for the Ttee/Cust Pl 002 Ace Imagewear 401 K Profit 4120 E Truman Rd. Kansas City, MO 64127-2238	17,083.352	7.19%	Record
Large Cap Equity Fund	R1	Frontier Trustco FBO Regency Pacific 401k Plan 140747 PO Box 10758 Fargo, ND 58106-0758	17,166.973	7.22%	Record
Large Cap Equity Fund	R1	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	48,577.475	20.43%	Record
Large Cap Equity Fund	R3	PIMS/Prudential Retirement As Nominee for the Ttee/Cust Pl 006 Heyman Properties LLC 333 Post Road West Box 7002 Westport, CT 06880-4701	60,688.594	61.90%	Record
Large Cap Equity Fund	R4	MG Trust Company Trustee Datoc Witten Group Inc. 700 17th St., Ste. 300 Denver, CO 80202-3531	230.024	5.72%	Record
Large Cap Equity Fund	R4	MG Trust Co. Cust FBO Starboard Marine Repair Ltd 700 17th St., Ste. 300 Denver, CO 80202-3531	746.938	18.57%	Record
Large Cap Equity Fund	R4	Orchard Trustco LLC Trust Cust Retirement Plans 8515 E Orchard Rd. # 2T2 Greenwood Vlg., CO 80111-5002	2,146.873	53.38%	Record
Large Cap Equity Fund	R5	Counsel Trust DBA MATC FBO Summit Therapy & Performance Center Inc. 401k Plan 1251 Waterfront Pl., Ste. 525 Pittsburgh, PA 15222-4228	2,606.503	7.97%	Record
Large Cap Equity Fund	R5	FIIOC FBO Pulse Trading Inc. 100 Magellan Way Covington, Ky 41015-1999	4,416.928	13.51%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Large Cap Equity Fund	R5	MG Trustco Cust FBO Jurgensen Chiropractic 700 17th St., Ste. 300 Denver, CO 80202-3531	5,724.553	17.51%	Record
Large Cap Equity Fund	R5	State Street Corporation Ttee/Cust FBO ADP Access 1 Lincoln St. Boston, MA 02111-2901	13,927.255	42.59%	Record
Large Cap Equity Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	3,746.722	100.00%	Record
Large Cap Equity Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	4,053.506	100.00%	Record
Massachusetts Tax-Free Income Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	406,176.353	5.07%	Record
Massachusetts Tax-Free Income Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	420,155.280	5.24%	Record
Massachusetts Tax-Free Income Fund	A	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	431,230.192	5.38%	Record
Massachusetts Tax-Free Income Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	470,978.993	5.87%	Record
Massachusetts Tax-Free Income Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	868,225.852	10.83%	Record
Massachusetts Tax-Free Income Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,049,715.805	13.09%	Record
Massachusetts Tax-Free Income Fund	A	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C92 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,147,392.538	14.31%	Record
Massachusetts Tax-Free Income Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	18,510.717	6.84%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Massachusetts Tax-Free Income Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	37,469.163	13.85%	Record
Massachusetts Tax-Free Income Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	37,915.072	14.01%	Record
Massachusetts Tax-Free Income Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97M77 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	58,814.117	21.74%	Record
Massachusetts Tax-Free Income Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	74,154.607	5.00%	Record
Massachusetts Tax-Free Income Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	109,703.638	7.39%	Record
Massachusetts Tax-Free Income Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	158,389.040	10.67%	Record
Massachusetts Tax-Free Income Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	175,624.707	11.83%	Record
Massachusetts Tax-Free Income Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	198,234.614	13.36%	Record
Massachusetts Tax-Free Income Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	371,379.441	25.02%	Record
Mid Cap Equity Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	76,310.073	5.48%	Record
Mid Cap Equity Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	99,492.898	7.14%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Mid Cap Equity Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	110,767.724	7.95%	Record
Mid Cap Equity Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	158,489.337	11.37%	Record
Mid Cap Equity Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	17,349.842	7.55%	Record
Mid Cap Equity Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	20,254.697	8.82%	Record
Mid Cap Equity Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	40,731.091	17.73%	Record
Mid Cap Equity Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	15,172.274	5.55%	Record
Mid Cap Equity Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	16,620.700	6.09%	Record
Mid Cap Equity Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	26,320.581	9.64%	Record
Mid Cap Equity Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	26,409.980	9.67%	Record
Mid Cap Equity Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	44,072.167	16.14%	Record
Mid Cap Equity Fund	I	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	7,894.592	9.60%	Record
Mid Cap Equity Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	7,946.176	9.66%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Mid Cap Equity Fund	I	Manulife Asset Management (US) LLC Employee # 48411 LTIP Plan 2008 Attn: Diane Landers 101 Huntington Ave., Fl. 7 Boston, MA 02199-7607	8,564.513	10.41%	Record
Mid Cap Equity Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	9,533.673	11.59%	Record
Mid Cap Equity Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	18,588.836	22.61%	Record
Money Market Fund	A	Millennium Trust Company LLC Various Beneficiaries Gary Anetsberger 2001 Spring Rd., Ste. 700 Oak Brook, Il 60523-1890	25,146,365.420	7.07%	Record
Money Market Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	736,669.763	5.06%	Record
Money Market Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	924,100.630	6.35%	Record
Money Market Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,091,027.202	7.50%	Record
Money Market Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	1,237,961.343	8.51%	Record
Money Market Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,096,877.921	5.53%	Record
Money Market Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	1,793,691.340	9.05%	Record
New York Tax-Free Income Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	234,470.325	5.60%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
New York Tax-Free Income Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	239,209.017	5.71%	Record
New York Tax-Free Income Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	519,969.008	12.41%	Record
New York Tax-Free Income Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	570,461.331	13.61%	Record
New York Tax-Free Income Fund	B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11,549.376	6.74%	Record
New York Tax-Free Income Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	12,512.938	7.30%	Record
New York Tax-Free Income Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	19,644.775	11.47%	Record
New York Tax-Free Income Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97M78 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	37,251.880	21.74%	Record
New York Tax-Free Income Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	45,519.575	26.57%	Record
New York Tax-Free Income Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	43,036.027	5.97%	Record
New York Tax-Free Income Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	51,206.098	7.11%	Record
New York Tax-Free Income Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	55,672.207	7.73%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
New York Tax-Free Income Fund	C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	63,896.549	8.87%	Record
New York Tax-Free Income Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	77,169.603	10.71%	Record
New York Tax-Free Income Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	81,248.081	11.28%	Record
New York Tax-Free Income Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	100,446.816	13.94%	Record
New York Tax-Free Income Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	108,293.067	15.03%	Record
Regional Bank Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	104,215.548	7.90%	Record
Regional Bank Fund	B	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 970F7 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	123,795.623	9.38%	Record
Regional Bank Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	131,867.820	9.99%	Record
Regional Bank Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	157,784.620	7.47%	Record
Regional Bank Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	236,306.557	11.18%	Record
Regional Bank Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	316,936.710	15.00%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Regional Bank Fund	C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 974E6 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	655,231.299	31.01%	Record
Regional Bank Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,174,007.357	5.91%	Record
Regional Bank Fund	A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	2,650,379.426	7.21%	Record
Regional Bank Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,972,187.978	8.08%	Record
Regional Bank Fund	A	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	3,433,161.106	9.34%	Record
Regional Bank Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	3,683,304.262	10.02%	Record
Small Cap Equity Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	749,172.163	5.39%	Record
Small Cap Equity Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	807,908.844	5.81%	Record
Small Cap Equity Fund	A	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97DA4 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	1,258,183.593	9.05%	Record
Small Cap Equity Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97DA5 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	110,816.182	11.89%	Record
Small Cap Equity Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	71,465.056	6.28%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Small Cap Equity Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	79,066.540	6.95%	Record
Small Cap Equity Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	90,463.674	7.95%	Record
Small Cap Equity Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	93,585.337	8.22%	Record
Small Cap Equity Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	102,665.217	9.02%	Record
Small Cap Equity Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	140,023.722	12.31%	Record
Small Cap Equity Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	222,088.151	19.52%	Record
Small Cap Equity Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 99205 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	54,823.385	8.52%	Record
Small Cap Equity Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	55,768.002	8.67%	Record
Small Cap Equity Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	384,456.260	59.77%	Record
Small Cap Equity Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	4,156.276	100.00%	Record
Small Cap Intrinsic Value Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	382,846.558	5.24%	Record
Small Cap Intrinsic Value Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	532,846.509	7.29%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Small Cap Intrinsic Value Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	642,501.428	8.79%	Record
Small Cap Intrinsic Value Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	3,693,415.728	50.54%	Record
Small Cap Intrinsic Value Fund	B	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	19,122.274	5.07%	Record
Small Cap Intrinsic Value Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	42,610.713	11.30%	Record
Small Cap Intrinsic Value Fund	B	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	48,814.991	12.94%	Record
Small Cap Intrinsic Value Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	52,562.718	13.93%	Record
Small Cap Intrinsic Value Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	64,705.503	17.15%	Record
Small Cap Intrinsic Value Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	118,799.196	6.90%	Record
Small Cap Intrinsic Value Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	152,769.943	8.87%	Record
Small Cap Intrinsic Value Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	176,543.859	10.25%	Record
Small Cap Intrinsic Value Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	206,691.505	12.00%	Record
Small Cap Intrinsic Value Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	207,861.780	12.07%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Small Cap Intrinsic Value Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	253,724.530	14.73%	Record
Small Cap Intrinsic Value Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	72,485.505	6.36%	Record
Small Cap Intrinsic Value Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	112,888.470	9.90%	Record
Small Cap Intrinsic Value Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	135,882.449	11.92%	Record
Small Cap Intrinsic Value Fund	I	Wells Fargo Bank Na FBO Omnibus A/C Cash/Cash XXXXX PO Box 1533 Minneapolis, MN 55480-1533	171,575.597	15.05%	Record
Small Cap Intrinsic Value Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	173,597.447	15.23%	Record
Small Cap Intrinsic Value Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97C55 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	263,747.096	23.14%	Record
Small Cap Intrinsic Value Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	9,000.900	100.00%	Record
Sovereign Investors Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	1,889,690.163	6.24%	Record
Sovereign Investors Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	3,488,835.655	11.52%	Record
Sovereign Investors Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97DB1 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	64,804.328	5.91%	Record
Sovereign Investors Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	53,426.576	5.44%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Sovereign Investors Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	53,708.488	5.46%	Record
Sovereign Investors Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	56,826.607	5.78%	Record
Sovereign Investors Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	63,892.962	6.50%	Record
Sovereign Investors Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	67,581.174	6.88%	Record
Sovereign Investors Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	96,251.171	9.79%	Record
Sovereign Investors Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	226,595.851	23.06%	Record
Sovereign Investors Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	247,964.091	13.03%	Record
Sovereign Investors Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	296,289.519	15.57%	Record
Sovereign Investors Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,037,967.443	54.56%	Record
Tax-Free Bond Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	2,182,334.690	5.04%	Record
Tax-Free Bond Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	2,704,748.590	6.25%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Tax-Free Bond Fund	B	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts., MO 63043-3009	43,914.013	5.83%	Record
Tax-Free Bond Fund	B	Rbc Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 510 Marquette Ave. S Minneapolis, MN 55402-1110	54,545.334	7.24%	Record
Tax-Free Bond Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	59,256.130	7.87%	Record
Tax-Free Bond Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	62,197.955	8.26%	Record
Tax-Free Bond Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 979E3 4800 Deerlake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	81,023.235	10.76%	Record
Tax-Free Bond Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	214,788.358	28.51%	Record
Tax-Free Bond Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	232,691.882	5.20%	Record
Tax-Free Bond Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	242,973.754	5.43%	Record
Tax-Free Bond Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	288,227.116	6.44%	Record
Tax-Free Bond Fund	C	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	420,713.608	9.40%	Record
Tax-Free Bond Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	493,963.477	11.04%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
Tax-Free Bond Fund	C	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	631,486.698	14.12%	Record
Tax-Free Bond Fund	C	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	730,904.412	16.34%	Record
U.S. Global Leaders Growth Fund	A	American Enterprise Investment Svc FBO# 41999970 707 2nd Ave. S Minneapolis, MN 55402-2405	599,671.401	5.24%	Record
U.S. Global Leaders Growth Fund	A	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	620,568.903	5.42%	Record
U.S. Global Leaders Growth Fund	A	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	647,368.317	5.65%	Record
U.S. Global Leaders Growth Fund	A	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	673,324.291	5.88%	Record
U.S. Global Leaders Growth Fund	A	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,402,516.483	12.25%	Record
U.S. Global Leaders Growth Fund	A	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	1,489,619.020	13.01%	Record
U.S. Global Leaders Growth Fund	B	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	67,122.240	7.38%	Record
U.S. Global Leaders Growth Fund	B	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	72,159.042	7.94%	Record
U.S. Global Leaders Growth Fund	B	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 97DA7 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	104,842.717	11.53%	Record
U.S. Global Leaders Growth Fund	B	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	108,572.550	11.94%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
U.S. Global Leaders Growth Fund	C	UBS WM USA 0O0 11011 6100 Omni Account M/F Attn: Department Manager 1000 Harbor Blvd., Fl. 5 Weehawken, NJ 07086-6761	155,278.018	6.53%	Record
U.S. Global Leaders Growth Fund	C	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	199,693.611	8.40%	Record
U.S. Global Leaders Growth Fund	C	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	210,499.478	8.85%	Record
U.S. Global Leaders Growth Fund	C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	244,957.652	10.30%	Record
U.S. Global Leaders Growth Fund	C	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	267,610.226	11.25%	Record
U.S. Global Leaders Growth Fund	C	MLPF&S For the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	613,966.807	25.81%	Record
U.S. Global Leaders Growth Fund	I	LPL Financial A/C 1000-0005 9785 Towne Centre Dr. San Diego, CA 92121-1968	213,029.688	5.34%	Record
U.S. Global Leaders Growth Fund	I	Pershing LLC 1 Pershing Plz. Jersey City, NJ 07399-0001	495,433.702	12.42%	Record
U.S. Global Leaders Growth Fund	I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	548,436.984	13.75%	Record
U.S. Global Leaders Growth Fund	I	First Clearing LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St. Saint Louis, MO 63103-2523	575,049.557	14.42%	Record
U.S. Global Leaders Growth Fund	I	MLPF& S For the Sole Benefit of its Customers Attn: Fund Administration 99205 4800 Deer Lake Drive East, 2nd Fl. Jacksonville, FL 32246-6484	755,945.212	18.95%	Record

Fund	Share Class	Shareholder Name and Address	Number of Shares	% of Ownership	Record or Beneficial Ownership
U.S. Global Leaders Growth Fund	I	National Financial Services LLC FEBO Customers Mutual Funds 200 Liberty St. # 1WFC New York, NY 10281-1003	1,080,073.027	27.08%	Record
U.S. Global Leaders Growth Fund	R2	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St., 6th Fl. Boston, MA 02210-2806	2,901.915	100.00%	Record
U.S. Global Leaders Growth Fund	R6	MG Trust Co. Cust FBO James Gustafson IRA 700 17th St., Ste. 300 Denver, CO 80202-3531	937.353	15.19%	Record
U.S. Global Leaders Growth Fund	R6	MG Trust Company Cust. FBO Staffing Concepts International, In 700 17th Street Suite 300 Denver, CO 80202-3531	1,988.527	32.22%	Record
U.S. Global Leaders Growth Fund	R6	John Hancock Life Insurance Co. USA Attn: Kelly Conway 601 Congress St. Boston, MA 02210-2804	3,245.699	52.59%	Record

As of the Record Date, the Trustees and officers of the Trusts, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of any of the Funds.

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for mailing your proxy card promptly!

John Hancock Funds

601 Congress Street Boston, MA 02210
1-800-225-5291 1-800-554-6713 TDD 1-800-338-8080 EASI-Line

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             M49620-S97401,S97402,S97403,S97404, S97405,S97406,

                                                                                                           S97407,S97408,S97409,S97410,S97411,S97412 KEEP THIS PORTION FOR YOUR RECORDS

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[TRUST NAME] [FUND NAME]
The Board of Trustees recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
Vote on Trustees
1.	ELECTION OF TRUSTEES		☐	☐	☐
Nominees:
	01) James R. Boyle 02) Craig Bromley 03) Warren A. Thomson 04) Charles L. Bardelis 05) Peter S. Burgess 06) William H. Cunningham 07) Grace K. Fey	08) Theron S. Hoffman 09) Deborah C. Jackson 10) Hassell H. McClellan 11) James M. Oates 12) Steven R. Pruchansky 13) Gregory A. Russo

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Special Joint Meeting of Shareholders to Be Held on November 15, 2012.

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PROXY	PROXY
PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 15, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced on the opposite side of this card, which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, November 15, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

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Directions to 601 Congress Street

From Logan International Airport and Route 1A South

Follow the signs towards I-90 West - Ted Williams Tunnel. Take the Ted Williams Tunnel to Exit 25 “South Boston”. At the top of the ramp turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Western Massachusetts via Massachusetts Turnpike

Follow the Massachusetts Turnpike /Interstate 90 East to Exit 25 “South Boston”. At the top of the ramp, bear left towards Seaport Boulevard. Turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Points South via I-93

Heading northbound on Interstate 93 towards Boston, take Exit 20, which will be immediately after Exit 18. Follow the signs to “I-90 East”. Take the first tunnel exit to “South Boston”. At the first set of lights at the top of the ramp turn right onto Congress Street. 601 Congress Street will be straight ahead on the right.

From Points North via I-93

Heading southbound on Interstate 93 Boston, take Exit 23 “Purchase Street/South Station”. Take the first left onto Congress Street. Follow Congress Street for 1 mile. 601 Congress Street will be straight ahead on the right.

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2012 Special Meeting of Shareholders Thursday, November 15, 2012 For holders as of: Thursday, September 6, 2012 Cusip: xxxxxx-xxx	Meeting Material(s) • OTHER

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PROXY BALLOT

[TRUST NAME]

[FUND NAME]

2012 Special Meeting of Shareholders

To be held on Thursday, November 15, 2012 for holders of record as of Thursday, September 6, 2012

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD
NOVEMBER 15, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST

The undersigned revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Julie Lyman, Patricia Morisette and Andrew Wilkins, with full power of substitution in each, to vote all the shares of beneficial interest of the Trust/Fund referenced above, which the undersigned is (are) entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at 601 Congress Street, Boston, Massachusetts 02210, on Thursday, November 15, 2012, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BELOW. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

Recommendations of the Board of Directors:

Choose this option if you would like to vote your shares with the recommendations of the Board of Directors. See below or refer to the proxy statement for details on the recommendations.

Vote with the Board’s Recommendations

	Proposal(s)	Recommendations of the Board of Directors	Vote Options
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

¡ For All Nominees ¡ Withhold All Nominees ¡ For All Except Selected Below
			1)	☐ JAMES R. BOYLE
			2)	☐ CRAIG BROMLEY
			3)	☐ WARREN A. THOMSON
			4)	☐ CHARLES L. BARDELIS
			5)	☐ PETER S. BURGESS
			6)	☐ WILLIAM H. CUNNINGHAM
			7)	☐ GRACE K. FEY
		For	8)	☐ THERON S. HOFFMAN
			9)	☐ DEBORAH C. JACKSON
			10)	☐ HASSELL H. MCCLELLAN
			11)	☐ JAMES M. OATES
			12)	☐ STEVEN R. PRUCHANSKY
			13)	☐ GREGORY A. RUSSO

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PROXY FINAL SUBMISSION

•    Please check all of the information below for accuracy.

•    If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

•    If your vote(s) are reflected correctly, click on the Final Submission button below.

2012 Special Meeting of Shareholders

Thursday, November 15, 2012

For holders as of: Thursday, September 6, 2012

Cusip: xxxxxx-xxx

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

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Accurate | Dependable | Efficient

[TRUST NAME]	Control# xxxxxxxxxxxx
[FUND NAME]

2012 Special Meeting of Shareholders Thursday, November 15, 2012 For holders as of: Thursday, September 6, 2012 Cusip: xxxxxx-xxx

THANK YOU FOR VOTING!

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To receive future shareholder communications electronically, we require your permission. Participation is completely your choice.

In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available, along with a link to ProxyVote.com (when applicable) to submit your voting instructions. We hope you will give this option your serious consideration.

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1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You elected to vote as recommended by the Board of Directors.

	Proposal(s)	Recommendations of the Board of Directors	Your Vote
1.

DIRECTOR

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

For

For All Nominees

1)    JAMES R. BOYLE

2)    CRAIG BROMLEY

3)    WARREN A. THOMSON

4)    CHARLES L. BARDELIS

5)    PETER S. BURGESS

6)    WILLIAM H. CUNNINGHAM

7)    GRACE K. FEY

8)    THERON S. HOFFMAN

9)    DEBORAH C. JACKSON

10)  HASSELL H. MCCLELLAN

11)  JAMES M. OATES

12)  STEVEN R. PRUCHANSKY

13)  GREGORY A. RUSSO

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ProxyVote Confirmation - xxxxxxxxxxxx
registrar to:

Thank you for voting. Your instructions have been received and recorded for:

[TRUST NAME]

[FUND NAME]

Meeting to be held on Thursday, November 15, 2012

For Shareholders of record as of Thursday, September 6, 2012

CUSIP : XXXXXXXXX

This confirmation has been sent from www.proxyvote.com.

Form of Notice

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 15, 2012.

[TRUST NAME]	Meeting Information
Meeting Type: Special Joint Meeting of Shareholders
For holders as of: September 6, 2012
Date: November 15, 2012 Time: 2:00 PM Eastern
	Location:	John Hancock Funds 601 Congress Street Boston, MA 02210
Directions to Meeting: www.proxyvote.com

You are receiving this communication because you hold shares in the above Trust.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF SPECIAL JOINT MEETING AND PROXY STATEMENT (INCLUDES SHAREHOLDER LETTER)
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one, otherwise you will not receive a paper or e-mail copy of these documents. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 1, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, please follow the instructions at www.proxyvote.com or request a paper or e-mail copy of the materials, which will contain the appropriate instructions. Valid photo identification may be required to attend the meeting in person. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

[TRUST NAME]

[FUND NAME]

Voting Items

The Board of Trustees recommends you vote FOR the following:

1.	ELECTION OF TRUSTEES

	Nominees:

	01)	James R. Boyle	08)	Theron S. Hoffman
	02)	Craig Bromley	09)	Deborah C. Jackson
	03)	Warren A. Thomson	10)	Hassell H. McClellan
	04)	Charles L. Bardelis	11)	James M. Oates
	05)	Peter S. Burgess	12)	Steven R. Pruchansky
	06)	William H. Cunningham	13)	Gregory A. Russo
	07)	Grace K. Fey

NOTE: To transact such other business as may properly come before the meeting or any adjournment of the meeting.